                                                                    EXHIBIT 10.1



              INTELLECTUAL PROPERTY TRANSFER AND LICENSE AGREEMENT


        THIS INTELLECTUAL PROPERTY TRANSFER AND LICENSE AGREEMENT (the "Agreement") is entered into effective as of May 6, 1999 (the "Effective Date"), by and between Amkor Technology Korea, Inc. ("Amkor"), a corporation organized under the laws of the Republic of Korea, and Anam Semiconductor, Inc. ("Anam"), a corporation organized under the laws of the Republic of Korea and having offices in Seoul, Korea (each of Amkor and Anam, a "Party"; together, the "Parties").

                              W I T N E S S E T H:

        WHEREAS, the Parties have entered into that certain "Asset Purchase Agreement" dated as of December 30, 1998, pursuant to which Amkor shall acquire from Anam certain assets related to Anam's K4 packaging facility;

        WHEREAS, In connection with such acquisition, Amkor will acquire certain intellectual property rights and license certain other intellectual property rights from Anam;

        WHEREAS, Anam will license from Amkor certain intellectual property rights.

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the Parties hereby agree as follows:

                                   ARTICLE 1.
                          CONSTRUCTION AND DEFINITIONS

        SECTION 1.1. Construction.

               (a) All references in this Agreement to "Articles," "Sections" and "Exhibits" refer to the articles, sections and exhibits of this Agreement.

               (b) As used in this Agreement, neutral pronouns and any variations thereof shall be deemed to include the feminine and masculine and all terms used in the singular shall be deemed to include the plural, and vice versa, as the context may require.

               (c) The words "hereof," "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole, as the same may from time to time be amended or supplemented, and not to any subdivision contained in this Agreement.

               (d) The word "including" when used herein is not intended to be exclusive and means "including, without limitation."

        SECTION 1.2. Definitions. As used herein:

               (a) "Anam Facilities" means Anam's "K1," "K2" and "K3" semiconductor packaging facilities located in and around Seoul, Korea.

               (b) "Bankruptcy Event" means any of the following events or circumstances with respect to a Party: such Party (i) ceases conducting its business; (ii) makes a general assignment for the benefit of its creditors;
(iii) petitions, applies for, or suffers or permits with or without its consent the appointment of a custodian, receiver, trustee in bankruptcy or similar officer for all or any substantial part of its business or assets; or (iv) avails itself or becomes subject to any proceeding under the U.S. Bankruptcy Code or any similar state, federal or foreign statute relating to bankruptcy, insolvency, reorganization, receivership, arrangement, adjustment of debts, dissolution or liquidation, which proceeding is not dismissed within sixty (60) days of commencement thereof.

               (c) "Change of Control" means, with respect to a Party: (A) the direct or indirect acquisition of either (i) the majority of the voting stock of such Party or (ii) all or substantially all of the assets of such Party, by another entity in a single transaction or series of related transactions; or (B) such Party is merged with, or into, another entity.

               (d) "Confidential Information" means (i) any information disclosed by one Party (the "Disclosing Party") to the other (the "Receiving Party"), which, if in written, graphic, machine-readable or other tangible form is marked as "Confidential" or "Proprietary", or which, if disclosed orally or by demonstration, is identified at the time of initial disclosure as confidential and reduced to a writing marked "Confidential" and delivered to the Receiving Party within thirty (30) days of such disclosure; and (ii) the terms of this Agreement as set forth in Section 8.3.

               (e) "Intellectual Property Rights" means all rights of a Person in, to, or arising out of: (i) any U.S., international or foreign patent, utility model or registered design or any application therefor and any and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (ii) inventions (whether patentable or not in any country), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology and technical data; (iii) copyrights, copyright registrations, mask works, mask work registrations, and applications therefor in the U.S. or any foreign country, and all other rights corresponding thereto throughout the world; (iv) moral rights; and (v) any other proprietary rights anywhere in the world similar to those described in this definition, including, without limitation, rights in registered computer programs.

               (f) "License Term" means the time period commencing on the Effective Date and ending on the earlier of the expiration or termination of that certain "Packaging & Test Services Agreement" by and among Amkor Technology, Inc., Amkor Electronics, Inc., C.I.L. Limited, Anam USA, Inc. and Anam Industrial Co., Ltd.

               (g) "Person" means any legal person or entity, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated association, limited liability corporation, governmental entity, or other person or entity of similar nature.

               (h) "Subsidiary" of a first entity means any corporation or other entity that is directly or indirectly controlling, controlled by or under common control with such first entity.



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

For the purpose of this definition, "control" shall mean the direct or indirect ownership of fifty percent (50%) or more of the shares of the subject entity entitle to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of managing authority).

               (i) "Term" means the term of this Agreement as set forth in
Section 11.1.

               (j) "Type A Materials" means those documents and other materials listed on Exhibit B attached hereto and all derivative works and compilations thereof.

               (k) "Type A Patents" means the patents listed on Exhibit A attached hereto, the patent applications listed on Exhibit D attached hereto, all patents issuing therefrom and all reissues, renewals, extensions, continuations, continuations-in-part, divisions and reexaminations thereof and foreign and domestic counterparts of all of the foregoing.

               (l) "Type B Materials" means all materials, documents, information and data of Anam ("Materials") relating to the K4 packaging facility and all other Materials provided to or learned by Amkor.

               (m) "Type B Patents" means all patents and patent applications owned or controlled by Anam, and all reissues, renewals, extensions, continuations, continuations-in-part, divisions and reexaminations thereof and foreign and domestic counterparts of all of the foregoing, other than Type A Patents, including the patents and patent applications listed on Exhibit E attached hereto.

                                   ARTICLE 2.
                                 TYPE A PATENTS

        SECTION 2.1. Assignment to Amkor. Anam hereby irrevocably transfers, conveys and assigns to Amkor in perpetuity all worldwide right, title and interest in and to the Type A Patents. In furtherance of the foregoing, upon Amkor's request, Anam shall execute and deliver to Amkor a patent assignment substantially in the form attached hereto as Exhibit C.

        SECTION 2.2. License to Anam. Amkor hereby grants to Anam a royalty-free, nonexclusive, worldwide, transferable, sublicensable, royalty-free license under the Type A Patents during the License Term to make in the Anam Facilities, use, sell and import any product and practice any process in the Anam Facilities.

                                   ARTICLE 3.
                                 TYPE B PATENTS

        SECTION 3.1. License to Amkor. Anam hereby grants to Amkor and its Subsidiaries a royalty-free, perpetual, irrevocable, nonterminable, nonexclusive, worldwide, transferable, sublicensable, royalty-free license under the Type B Patents to make, have made, use, sell, offer for sale and import any product and practice any process.

                                   ARTICLE 4.
                                TYPE A MATERIALS

        SECTION 4.1. Assignment to Amkor. Anam hereby irrevocably transfers, conveys and assigns to Amkor in perpetuity all worldwide right, title and interest in and to the Type A Materials, including without limitation (i) Anam's trade secret rights in the information contained in the Type A Materials, (ii) Anam's copyrights and maskwork rights in the Type A Materials, (iii) the right to file in Amkor's name patents on inventions disclosed in the Type A Materials and any other application for or registration of any Intellectual Property Right in or to any of the Type A Materials in Amkor's sole discretion, and (iv) all other Intellectual Property Rights in and to any of the Type A Materials (collectively, the "Type A IP").

        SECTION 4.2. Confidential Information. The information contained in the Type A Materials is and shall become Amkor's Confidential Information.

        SECTION 4.3. License to Anam. Amkor hereby grants to Anam a nonexclusive, worldwide, transferable, sublicensable, royalty-free license under the Type A IP during the License Term to make in the Anam Facilities, use, sell and import any product and practice in the Anam Facilities any process.

                                   ARTICLE 5.
                                TYPE B MATERIALS

        SECTION 5.1. License to Amkor. Anam hereby grants to Amkor and its Subsidiaries a royalty-free, perpetual, irrevocable, nonterminable, nonexclusive, worldwide, transferable, sublicensable license under Anam's existing and future Intellectual Property Rights in and to the Type B Materials to make, have made, use, sell, offer for sale and import any product and practice any process.

                                   ARTICLE 6.
                              DELIVERY OF MATERIALS

        SECTION 6.1. Delivery. Within five (5) days of the Closing (as such term is defined in the Asset Purchase Agreement), Anam shall, in connection with the transfer of the assets of Anam's K4 semiconductor packaging facility to Amkor, deliver to Amkor copies of the Type A Materials and the Type B Materials (the date of such delivery, the "Transfer Date").

                                   ARTICLE 7.
                             NEW TECHNOLOGY SHARING

        SECTION 7.1. Meeting; Delivery.

               (a) The Parties shall hold regular meetings of an engineering council substantially similar to the meetings held by representatives of the K1, K2, K3 and K4 packaging facilities prior to the Effective Date. Anam shall ensure that representatives of Amkor are invited to, and



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

given reasonable opportunity to attend, all such meetings and any similar technology sharing meetings.

               (b) No less frequently than once per calendar quarter, the Parties shall meet to discuss inventions and know-how ("New Technology") created or acquired by each of the Parties since the last such meeting or, in the case of the first such meeting, since the Transfer Date. With respect to each item of New Technology, upon mutual agreement of the Parties, the Party owning or controlling, as the case may be, such item of New Technology shall (i) disclose such item of New Technology to the other Party and grant such other Party a license under the disclosing Party's intellectual property rights to make, have made, use, sell, offer for sale and import any products and practice any processes. The foregoing obligation shall not apply to any item of New Technology or any Intellectual Property Right owned or controlled by a purchaser of or successor to Amkor, which item or right was not acquired from Amkor.

        SECTION 7.2. Jointly Developed Technology. The Parties shall own jointly developed works of authorship and jointly developed inventions, including all Intellectual Property Rights associated therewith, jointly, without a duty to account.

                                   ARTICLE 8.
                            CONFIDENTIAL INFORMATION

        SECTION 8.1. Confidential Information and Exclusions. Notwithstanding
Section 1.2(d), Confidential Information shall exclude information that the Receiving Party can demonstrate:

               (a) was independently developed by the Receiving Party without any use of the Disclosing Party's Confidential Information or by the Receiving Party's employees or other agents (or independent contractors hired by the Receiving Party) who have not been exposed to the Disclosing Party's Confidential Information;

               (b) becomes known to the Receiving Party, without restriction, from a source other than the Disclosing Party, which source has no duty of confidentiality with respect thereto;

               (c) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the Receiving Party; or

               (d) was rightfully known to the Receiving Party, without restriction, at the time of disclosure;

except that neither Section 8.1(a) nor Section 8.1(d) shall be considered in determining whether the Type A Materials is Amkor's Confidential Information.

        SECTION 8.2. Confidentiality Obligation. The Receiving Party shall treat as confidential all of the Disclosing Party's Confidential Information. Without limiting the foregoing, the Receiving Party shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance, but in no event with less than reasonable care, to prevent the disclosure of the Disclosing Party's Confidential Information.

Notwithstanding the foregoing, Amkor shall have the right to disclose Anam's Confidential Information to Amkor's Subsidiaries pursuant to an agreement containing provisions at least as protective of such Confidential Information as this Article 8.

        SECTION 8.3. Confidentiality of Agreement. Each Party agrees that the terms and conditions, but not the existence, of this Agreement shall be treated as the other's Confidential Information and that no reference to the terms and conditions of this Agreement or to activities pertaining thereto can be made in any form of public or commercial advertising without the prior written consent of the other Party; provided, however, that each Party may disclose the terms and conditions of this Agreement: (i) as required by any court or other governmental body; (ii) as otherwise required by law; (iii) to legal counsel of the Parties; (iv) in connection with the requirements of an initial public offering or securities filing or offering; (v) in confidence, to accountants, banks, and financing sources and their advisors; (vi) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (vii) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or the like.

        SECTION 8.4. Compelled Disclosure. If a Receiving Party believes that it will be compelled by a court or other authority to disclose Confidential Information of the Disclosing Party, it shall give the Disclosing Party prompt written notice so that the Disclosing Party may take steps to oppose such disclosure.

        SECTION 8.5. Remedies. Unauthorized use by a Party of the other Party's Confidential Information will diminish the value of such information. Therefore, if a Party breaches any of its obligations with respect to confidentiality or use of Confidential Information hereunder, the other Party shall be entitled to seek equitable relief to protect its interest therein, including injunctive relief, as well as money damages.

        SECTION 8.6. Residuals. Each Party shall be free, and each Party hereby grants to the other Party the right, to use for any purpose the Residuals resulting from access to or work with the Confidential Information. "Residuals" means information retained in the unaided memory of an individual who has had access to Confidential Information without conscious attempt by such individual to memorize such information. Neither Party shall have any obligation to limit or restrict the assignment of any individual who has had access to the other Party's Confidential Information or to pay royalties for any work resulting from the use of Residuals. However, the foregoing shall not be deemed to grant to either Party a license under the other Party's copyrights or patents.

                                   ARTICLE 9.
                     WARRANTIES, DISCLAIMERS AND INDEMNITIES

        SECTION 9.1. General Warranty. Each Party hereby represents and warrants to the other that: (i) all corporate action on the part of such Party, its officers, directors and shareholders necessary for the authorization of this Agreement and the performance of all obligations of such Party hereunder has been taken; and (ii) this Agreement, when executed and delivered, will be a valid and binding obligation of such Party enforceable in accordance with its terms.

        SECTION 9.2. No Conflict. Each Party hereby represents and warrants to the other that such Party's making of this Agreement and performance hereunder does not and will not violate any agreement existing between such Party and any third party.

        SECTION 9.3. Intellectual Property. Anam hereby represents and warrants to Amkor that, to the best of Anam's knowledge: (i) the Type A Materials, the Type B Materials and Amkor's use thereof as authorized herein will not infringe any Intellectual Property Right of any third party; (ii) neither the Type A Materials nor the Type A Patents are subject to any third-party lien or encumbrance; (iii) no third party is infringing or misappropriating or has infringed or misappropriated: (A) any claim of any of the Type A Patents or the Type B Patents or (B) any other Intellectual Property Right in or to the Type A Materials or the Type B Materials; and (iv) all Intellectual Property Rights transferred or licensed to Amkor hereunder are valid and subsisting, and no grounds exist to invalidate or render unenforceable any such Intellectual Property Right.

        SECTION 9.4. Disclaimer. EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY WARRANTIES OR CONDITIONS, EXPRESS, STATUTORY, IMPLIED, OR OTHERWISE, WITH RESPECT TO ANY PRODUCT OR SERVICE PROVIDED HEREUNDER, AND EACH PARTY HEREBY DISCLAIMS THE IMPLIED WARRANTIES AND CONDITIONS OF NONINFRINGEMENT OF THIRD PARTY RIGHTS, SATISFACTORY QUALITY, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO.

        SECTION 9.5. Indemnity. Anam shall indemnify and hold Amkor, its affiliates and customers harmless from and against all loss, cost, liability, damage and expense suffered or incurred by any of them in connection with any breach by Anam of any warranty set forth herein.

                                   ARTICLE 10.
                              LIABILITY LIMITATIONS

        SECTION 10.1. Exclusion of Damages. EXCEPT IN CONNECTION WITH A BREACH OF A PROVISION OF ARTICLE 8, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT THE PARTY AGAINST WHOM LIABILITY IS SOUGHT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

        SECTION 10.2. Failure of Essential Purpose. The limitations specified in this ARTICLE 10 shall survive and apply even if any limited remedy specified in this Agreement is found to have failed of its essential purpose.



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

                                   ARTICLE 11.
                              TERM AND TERMINATION

        SECTION 11.1. Term. Unless earlier terminated in accordance with Section 11.2, the term ("Term") of this Agreement shall commence on the Effective Date and continue in full force and effect until the Parties agree to mutually terminate this Agreement.

        SECTION 11.2. Default. If either Party defaults in the performance of any of its material obligations hereunder, such Party shall use its best efforts to correct such default within thirty (30) days (or such additional time as the Parties may agree) after written notice thereof from the other Party. If any such default cannot be, or is not, corrected within such thirty (30)-day period, then the non-defaulting Party shall have the right, in addition to any other remedies it may have, to terminate this Agreement by giving written notice to the Party in default.

        SECTION 11.3. Survival. The following provisions of this Agreement shall survive any expiration or termination hereof: Articles 1, 3, 5, 8, 9, 10, 11, 12 and 13 and Sections 2.1, 4.1 and 4.2.

                                   ARTICLE 12.
                                   ARBITRATION

        SECTION 12.1. Arbitration of Disputes.

               (a) Any dispute arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement, including any claim based on contract, tort or statute, which is not settled after good faith attempts by the Parties to amicably resolve such dispute shall be resolved by final and binding arbitration. The arbitration shall be held in Seoul, Korea if the arbitration is brought by Amkor and in San Francisco, California, United States of America if the arbitration is brought by Seller in accordance the Rules of Conciliation and Arbitration of the International Chamber of Commerce ("ICC Rules") as then existing and shall be heard and determined by an arbitration tribunal composed of three (3) arbitrators. Each of the Parties shall appoint one arbitrator each, and both of such arbitrators shall appoint a third arbitrator who shall serve as the Chairman of such arbitration tribunal, provided that such third arbitrator is not a citizen of the United States of America of Korea. If either party fails or decides against appointing an arbitrator within a period of thirty (30) days of the appointment of the first arbitrator, or if the arbitrators designated by the Parties fail or otherwise are unable to appoint the third arbitrator within (30) days of the appointment of the second arbitrator, then the remaining arbitrator (s) shall be selected by the President of the International Chamber of Commerce, U.S.A., which shall act as the appointing authority.

               (b) All arbitration proceedings shall be conducted in the English language and the arbitration award (the "Award") shall be rendered no later than six (6) months from the commencement of the arbitration or as otherwise provided by the ICC Rules, unless otherwise extended by the arbitration tribunal for no more than an additional six (6) months for reasons that are just and equitable.



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

               (c) The Parties expressly understand and agree that the Award shall be the sole, exclusive, final and binding remedy between them regarding any and all disputes presented to the arbitration tribunal. Each Party hereby expressly waives any and all rights that such Party may have with respect to a judicial review of the Award in the courts having jurisdiction over the Party (or its assets) against whom the Award is rendered for a judicial acceptance of the Award and an order of enforcement.

               (d) Notwithstanding any other provision of this Agreement, either Party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction pending the final decision or award of the arbitrators. Any arbitration shall be held before a single arbitrator, who shall be selected in accordance

                                   ARTICLE 13.
                                  MISCELLANEOUS

        SECTION 13.1. Further Assurances. At any time, and from time to time, Anam shall forthwith, upon Amkor's (or its successors' or assigns') request, take any and all steps necessary to execute, acknowledge and deliver to Amkor (or its successors or assigns), any and all further instruments and assurances (including, without limitation, assignments of patent and copyright rights and patent applications) necessary or expedient in order to invest all right, title and interest in the Type A Patents and Type A Materials in Amkor (or its successors or assigns) and to facilitate Amkor's (or its successors' and assigns') enjoyment, enforcement and recordation of such rights. Anam hereby constitutes and appoints Amkor as Anam's true and lawful attorney-in-fact with full power of substitution, in Anam's name, place and stead to take any and all steps, including proceedings at law, in equity or otherwise, to execute, acknowledge and deliver any and all documents, instruments and assurances necessary or expedient in order to vest, record or perfect all Amkor's (or its successors' or assigns') rights in the Type A Patents and Type A Materials, to protect the same, or to enforce any claim or any right of any kind with respect thereto. This includes, but is not limited to, any rights with respect to the Type A Patents and Type A Materials that may have accrued in Anam's favor at any time prior to the date of this Agreement. Anam hereby declares that the foregoing power is coupled with an interest and, as such, is irrevocable. Without limiting the foregoing, Anam shall, upon Amkor's request, provide to Amkor all reasonable cooperation in connection with the application for or registration of Intellectual Property Rights in or to the Type A Patents and/or the Type A Materials, including without limitation cooperation in connection with the prosecution of the patent applications included in the Type A Patents.

        SECTION 13.2. Licensor Bankruptcy. All rights and licenses granted to Amkor pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code (the "Bankruptcy Code"), licenses to rights of "intellectual property" as defined thereunder. Notwithstanding any provision contained herein to the contrary, if Anam is under any proceeding under the Bankruptcy Code and the trustee in bankruptcy of Anam, or Anam as a debtor in possession, rightfully elects to reject this Agreement, Amkor may, pursuant to Sections 365(n)(1) and (2) of the Bankruptcy Code, retain any and all of Amkor's rights hereunder, to the maximum extent permitted by law, subject to Amkor's making the payments specified herein.

        SECTION 13.3. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE REPUBLIC OF KOREA, WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES.

        SECTION 13.4. Independent Contractors. The Parties are independent contractors. Nothing contained herein or done pursuant to this Agreement shall constitute either Party the agent of the other Party for any purpose or in any sense whatsoever, or constitute the Parties as partners or joint venturers.

        SECTION 13.5. Assignment. Anam shall not assign or delegate this Agreement, or any of its rights or duties hereunder, directly, indirectly, by operation of law, in connection with a Change of Control or otherwise, and any such purported assignment or delegation shall be void, except with the express written permission of Amkor in its sole discretion. Amkor may assign or delegate this Agreement and any of Amkor's rights or duties hereunder in Amkor's sole discretion.

        SECTION 13.6. Amendment. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on either Party unless mutually assented to in writing by both Parties.

        SECTION 13.7. No Waiver. The failure of either Party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by the other Party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the validity of either Party to enforce each and every such provision thereafter. The express waiver by either Party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

        SECTION 13.8. Severability. If, for any reason, a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect. The Parties agree to negotiate in good faith an enforceable substitute provision for any invalid or unenforceable provision that most nearly achieves the intent and economic effect of such provision.

        SECTION 13.9. Notices. All notices, requests, demands, waivers, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given: (i) when delivered by hand or confirmed facsimile transmission; (ii) one day after delivery by receipted overnight delivery; or (iii) four days after being mailed by certified or registered mail, return receipt requested, with postage prepaid to the following, or to such other person or address as either Party shall furnish to the other Party in writing pursuant to the above:

               (a) in the case of notices to Amkor, to the attention of the General Counsel at the relevant address set forth on the first page hereof, with a copy to Selwyn B. Goldberg, Esq., Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304.



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

               (b) in the case of notices to Anam, to [ ].

        SECTION 13.10. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        SECTION 13.11. Entire Agreement. The terms and conditions herein contained and the referenced Exhibits which are hereby incorporated herein by reference constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all previous and contemporaneous agreements and understandings, whether oral or written, between the Parties with respect to the subject matter hereof.

        SECTION 13.12. Counterparts. This Agreement may be executed in counterparts or duplicate originals, both of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement.

                            *** End of Agreement ***






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



        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by duly authorized officers or representatives to be effective as of the date first above written.


Amkor Technology, Inc.                    Anam Semiconductor, Inc.

By: /s/                                   By: /s/
    ----------------------------              ----------------------------

Name:                                     Name:
      --------------------------                --------------------------

Title:                                    Title:
       -------------------------                 -------------------------

        Exhibit A



HEAT SINK PATENTS

No.         Title                                     Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
------------------------------------------------------------------------------------------------------------------------------------
  AP-094    Semiconductor package having heatsink     D.H. Moon   94-22437   Sep 7, '94    Dec 26, '97   P137066   Anam
            and method of manufacturing
            it (Heatsink structure)
------------------------------------------------------------------------------------------------------------------------------------

  AP-108    Semiconductor package (Making heatsink    W.S. Shin   94-25862   Oct 10, '94   Dec 26, '97   P134933   Anam
            when it's easy to eject in
            molding process)
------------------------------------------------------------------------------------------------------------------------------------

  AP-109    A method of manufacturing for             J.Y Jung    94-25863   Oct 10, '94   Jan 23, '98   P137325  Anam
            semiconductor package (Attaching
            heatsink at last time)
------------------------------------------------------------------------------------------------------------------------------------

  AP-111    Apparatus of attaching tape for           L.H. Kim    94-27136   Oct 24, '94   Mar 31, '98   P144313   Anam
            preventing heatsink plating
------------------------------------------------------------------------------------------------------------------------------------

  AP-114    Method of attaching between heatsink      B.T. Dho    94-28904   Nov 4, '94    May 22, '98   P159965   Anam
            and leadframe of semiconductor package
------------------------------------------------------------------------------------------------------------------------------------

  AU-128    Structure of heatspreader for             K.J. Kim    94-33576   Dec 10, '94   Jan 23, '98   U117453   Anam
            semiconductor package
------------------------------------------------------------------------------------------------------------------------------------

  AP-181    Method of eliminating tape attached       L.H. Kim    94-39353   Dec 30, '94   Feb 26, '98   P142135   Anam
            in heatsink
------------------------------------------------------------------------------------------------------------------------------------

BGA PATENTS

No.         Title                                     Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
------------------------------------------------------------------------------------------------------------------------------------
  AP-027    Semiconductor package (BGA + PQ)          N.H. Kwak   93-27078   Dec 9, '93    Sep 25, '97   P127737   Anam
------------------------------------------------------------------------------------------------------------------------------------

  AP-091    Cap type BGA package and method           Y.W. Heo    94-21781   Aug 31, '94   Mar 31, '98   P144311   Anam
             of manufacturing it
------------------------------------------------------------------------------------------------------------------------------------

LEADFRAME PATENTS

No.         Title                                     Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
------------------------------------------------------------------------------------------------------------------------------------
  AP-035    Surface mounting integrated circuit       G. Lee      94-01773   Jan 31, '94   Sep 12, '97   P124790   Anam
            package (BLP)
------------------------------------------------------------------------------------------------------------------------------------

    45      Plastic mold package with heatsink        Rorert      94-05545   Mar 19, '94   Jun 30, '97   P126052
------------------------------------------------------------------------------------------------------------------------------------

No.         Title                                     Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
------------------------------------------------------------------------------------------------------------------------------------
    46      Forming method of plastic mold package    Rorert      94-05546   Mar 19, '94   Jun 30, '97   P126053
            with heatsink
------------------------------------------------------------------------------------------------------------------------------------

PKG PATENTS

No.         Title                                     Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
1           Safe setting method for solder ball                   93-15983                               P105750
            for integrated circuit package (BGA)
------------------------------------------------------------------------------------------------------------------------------------
2           Method of decreasing bending for                      93-15984                               P122789
            integrated circuit package (BGA)
------------------------------------------------------------------------------------------------------------------------------------

3           Mold runner removal from a                            93-15985                               P128174
            substrate-based packaged electronic
            device (BGA, Gold gate)
------------------------------------------------------------------------------------------------------------------------------------

4           Semiconductor package (BGA+PQ)                        93-27078                               P127737
------------------------------------------------------------------------------------------------------------------------------------

5           Method of mounting chip for BGA                       94-02982                               P131392
            semiconductor package and structure
            using the same (Double Adhesive)
------------------------------------------------------------------------------------------------------------------------------------

6           Cap type BGA package and method of                    94-21781                               P144311
            manufacturing it
------------------------------------------------------------------------------------------------------------------------------------

7           Method for checking wire bonding in                   94-24280                               P131389
            result of BGA package
------------------------------------------------------------------------------------------------------------------------------------

8           Semiconductor package (Consists of                    94-39354                               P167141
            metal cap and advanced adhesive)
------------------------------------------------------------------------------------------------------------------------------------

9           Method for leveling solder ball array                 95-10418                               P179473
            in BGA semiconductor package
------------------------------------------------------------------------------------------------------------------------------------

11          BGA semiconductor package with improved               95-19582                               P159987
            heat dissipation and dehumidification
------------------------------------------------------------------------------------------------------------------------------------

19          Printed circuit board having epoxy                    95-37513                               P170024
            barrier around its throughout slot
            and ball grid array semiconductor
            package using such a printed circuit
            board, thereby exhibiting a high
            moisture discharge characteristic
------------------------------------------------------------------------------------------------------------------------------------

119         Method of decreasing bending for                      97-10103                               P122847
            integrated circuit package (BGA)
------------------------------------------------------------------------------------------------------------------------------------

                                          Exhibit B

                                       Type A Materials

I. All documents, databases and other materials in Anam's possession or control, whether in printed, electronic or other form, describing, addressing, related to or useful in connection with any of the following topics:

A. With respect to TSOP/TSSOP/SSOP:

        1. General leadframe design rules including strip configurations and die design guidelines.

        2. Wafer Backgrinding process recipe for optimized surface finish and residual stress.

        3. Leadframe design criteria specific to ePad TSSOP delamination control.

        4.     Low loop and second stitch on ball wire bonding process recipes.

        5. Dispense tool design criteria for thermally enhanced epoxy processing.

        6.     ePad TSSOP deflashing process and recipe.

        7.     ePad process flow for delamination enhancement.

B. Generally:

        1. Tape design rules, including with respect to lead length/notch width, reliability, yield and quality.

        2.     Tape to frame lamination material and process.

        3. Elastomer material, including with respect to thickness, supplier, type, reliability and manufacturability.

        4.     Frame design, including with respect to cost reduction.

        5. Elastomer to tape to die size design rules, including issues with respect to quality and yield optimization.

        6. Multiple unit punching of elastomer onto tape sites, including with respect to cost reduction.

        7. D/A process and optimization methodology, including with respect to time/press/temp to meet MRT.

        8.     Lead bond parameters (90E and 45E leads) (to allow reliable perf)

        9. Coverlay tape material, including with respect to specific adhesion level but with release properties.

        10.    Coverlay tape attach process (void free).

        11.    Encap material prep, including with respect to filtering/mixing.

        12.    Encap dispense/vacuum/cure process (high speed/void free).

        13. Solderball attach process, including with respect to small balls and multiple units on strip.

        14.    Mark (laser mark on Si backside without die damage).

        15.    Singulation (process parameters to avoid burrs).

II. The following drawings and all information contained therein:

================================================================================
        DRAWING #          TITLE
================================================================================
        001 0501 2099      BGA Standard Process Description
--------------------------------------------------------------------------------
        001 0307 2025      Saw and Clean Monitor
--------------------------------------------------------------------------------
        001 0510 2495      Precure Process (before die attach)
--------------------------------------------------------------------------------
        001 0310 2033      Die Mounting Monitor
--------------------------------------------------------------------------------
        001 0311 2078      Ball Shear Test
--------------------------------------------------------------------------------
        001 0311 2465      Bond Strength Test
--------------------------------------------------------------------------------
        001 0311 2455      Wire Bond Monitor
--------------------------------------------------------------------------------
        001 0314 2032      Oven Monitor
--------------------------------------------------------------------------------
        001 0410 2637      Incoming Inspection for Die Attach Adhesive
--------------------------------------------------------------------------------
        001 0411 2694      Incoming Inspection for Bonding Wires
--------------------------------------------------------------------------------
        001 0440 2688      Incoming Inspection for PCB
--------------------------------------------------------------------------------
        001 0506 2001      Wafer Mounting Process
--------------------------------------------------------------------------------
        001 0507 2002      Wafer Sawing Process
--------------------------------------------------------------------------------
        001 0510 2042      Die Bonding for Adhesive
--------------------------------------------------------------------------------
        001 0510 2052      Adhesive Curving Process
--------------------------------------------------------------------------------
        001 0511 2044      Wire Bonding for Gold Wire
--------------------------------------------------------------------------------
        001 0511 2497      Precure Process (before wire bond)
--------------------------------------------------------------------------------
        001 0517 2496      Precure Process (before mold)
--------------------------------------------------------------------------------
        001 0417 2690      Incoming Inspection for Mold Compound
--------------------------------------------------------------------------------
        001 0513 2005      Internal Visual Inspection for Commercial Product
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        001 0313 2009      Internal Visual Lot Acceptance
--------------------------------------------------------------------------------
        001 0419 2671      Incoming Inspection for Marking/Dot Ink
--------------------------------------------------------------------------------
        001 0517 2447      Process for Molding
--------------------------------------------------------------------------------
        001 0317 2476      Mold Monitor
--------------------------------------------------------------------------------
        001 0217 2223      X-Ray Monitor Mold
--------------------------------------------------------------------------------
        001 0519 2062      Laser Marking
--------------------------------------------------------------------------------
        001 0319 2105      Laser Marking Monitor
--------------------------------------------------------------------------------

================================================================================
        DRAWING #          TITLE
================================================================================
        001 0519 2062      Marking
--------------------------------------------------------------------------------
        001 0319 2105      Marking Monitor
--------------------------------------------------------------------------------
        001 0514 2038      Post Mold Cure
--------------------------------------------------------------------------------
        001 0314 2032      Oven Monitor
--------------------------------------------------------------------------------
        001 0319 2472      Marking Permanency Test
--------------------------------------------------------------------------------
        001 0431 2083      Procurement Spec for Shipping Tray
--------------------------------------------------------------------------------
        001 0340 2482      Solder Ball Attach Monitor
--------------------------------------------------------------------------------
        001 0340 2481      Solder Ball Shear Strength Test
--------------------------------------------------------------------------------
        001 0521 2014      DTFS for Plastic Packages
--------------------------------------------------------------------------------
        001 0422 2666      Anode & Solder Incoming Inspection
--------------------------------------------------------------------------------
        001 0540 2624      Solder Ball Attach Process
--------------------------------------------------------------------------------
        001 0321 2259      DTFS Monitor (Deflash/Trim/Form/Singulation)
--------------------------------------------------------------------------------
        001 0530 2623      Final Visual Inspection
--------------------------------------------------------------------------------
        001 0330 2010      Final V/M Lot Acceptance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        001 0531 2247      Dry Packing
--------------------------------------------------------------------------------
        001 0331 2248      Dry Packing Monitor
--------------------------------------------------------------------------------
        001 0531 2234      Packing Operation Procedure
--------------------------------------------------------------------------------
        001 0331 2158      Packing Monitor
--------------------------------------------------------------------------------

         BODY SIZE         STRIP DRAWING #
--------------------------------------------------------------------------------
         13 X 13           72132
--------------------------------------------------------------------------------
         14 X 22           72076
--------------------------------------------------------------------------------
         15 X 15           72371
--------------------------------------------------------------------------------
         17 X 17           72176
--------------------------------------------------------------------------------
         23 X 23           70821
--------------------------------------------------------------------------------
         27 x 27           70795
--------------------------------------------------------------------------------
         31 x 31           71218
--------------------------------------------------------------------------------
         35 x 35           70796
--------------------------------------------------------------------------------
       37.5 x 37.5         75312
--------------------------------------------------------------------------------

                                    Exhibit C

                                Patent Assignment

                           ASSIGNMENT OF PATENT RIGHTS

For good and valuable consideration, the receipt of which is hereby acknowledged, __________, a__________ corporation, having offices at __________ ("Assignor"), does hereby sell, assign, transfer and convey unto __________, a __________ corporation, having offices at __________ ("Assignee") or its designees, all of Assignor's right, title and interest in and to the patent applications and patents listed below, any patents issuing on any patent applications listed below, the inventions disclosed in any of the foregoing, any and all counterpart United States, international and foreign patents, applications and certificates of invention based upon or covering any portion of the foregoing and all reissues, divisionals, renewals, extensions, provisionals, continuations and continuations-in-part of any of the foregoing (collectively "Patent Rights"):

PATENT OR APPLICATION
       NUMBER             COUNTRY   ISSUE OR FILING DATE   TITLE AND INVENTOR(S)
---------------------     -------   --------------------   ---------------------

---------------------     -------   --------------------   ---------------------

Assignor represents, warrants and covenants that: (i) it is the sole owner, assignee and holder of record title to the Patent Rights identified above, (ii) it has obtained and properly recorded previously executed assignments for all patent applications and patents identified above as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction, and (iii) it has full power and authority to make the present assignment. Assignor shall indemnify and hold harmless Assignee for any breach of the foregoing.

Assignor further agrees to and hereby does sell, assign, transfer and convey unto Assignee all rights: (i) in and to causes of action and enforcement rights for the Patent Rights including all rights to pursue damages, injunctive relief and other remedies for past and future infringement of the Patent Rights, and
(ii) to apply in any or all countries of the world for patents, certificates of invention or other governmental grants for the Patent Rights, including without limitation under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement or understanding. Assignor also hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents or certificates of invention which may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

Assignor will, at the reasonable request of Assignee and without demanding any further consideration therefor, do all things necessary, proper, or advisable, including without limitation the execution, acknowledgment and recordation of specific assignments, oaths, declarations and other documents on a country-by-country basis, to assist Assignee in obtaining, perfecting, sustaining, and/or enforcing the Patent Rights. Such assistance shall include providing, and obtaining from the respective inventors, prompt production of pertinent facts and documents, giving of testimony, execution of petitions, oaths, powers of attorney, specifications, declarations or other papers and other assistance reasonably necessary for filing patent applications, complying with any duty of disclosure, and conducting prosecution, reexamination, reissue, interference or other priority proceedings, opposition proceedings, cancellation proceedings, public use proceedings, infringement or other court actions and the like with respect to the Patent Rights.

The terms and conditions of this Assignment shall inure to the benefit of Assignee, its successors, assigns and other legal representatives, and shall be binding upon Assignor, its successor, assigns and other legal representatives.

IN WITNESS WHEREOF this Assignment of Patent Rights is executed at __________, on __________.

                                   ASSIGNOR



                                   By:
                                   _____________________________________________
                                   Name:
                                   _____________________________________________

(Notarization Required)            Title:
                                   _____________________________________________

                                       State of               )
                                                              )
______________________________         County of              )
Name

                                       On _________, 1997, before me, _________,
                                       personally appeared ____________________'
                                       [ ] personally known to me or [ ] proved
______________________________         to me on the basis of staisfactory
Date                                   evidence, to be the person whose name is
                                       subscribed to the within instrument and
                                       acknowleged to me that he/she executed
                                       the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

                                       WITNESS my hand and offical seal.


                                       _________________________________________
                                       (Notary Public)

        Exhibit D

        Patent Applications


HEAT SINK PATENTS

No.         Title                               Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
----------------------------------------------------------------------------------------------------------------------------------
  AU-278    Heatsink structure for              W.S. Shin   95-34075   Nov 17, '95   Aug 28, '98             Anam       Notice of
            semiconductor package (Forming                                                                              Allowance
            a plural of Ni/Pd layer on
            heatsink)
----------------------------------------------------------------------------------------------------------------------------------

  AP-392    Structure of semiconductor0         L.S. Yoon   96-06301   Mar 11, '96   Oct 30, '98             Anam       Notice of
            package (Making ground ring at                                                                              Allowance
            the heatsink)
----------------------------------------------------------------------------------------------------------------------------------

BGA PATENTS

No.         Title                               Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
----------------------------------------------------------------------------------------------------------------------------------

  AP-242    BGA semiconductor package circuit   W.Y. Pyo    95-25173   Aug 16, '95    Nov 9, '98             Anam       Notice of
            board structure of using the                                                                                Allowance
            solderballs as I/O part

----------------------------------------------------------------------------------------------------------------------------------
  AP-296    Humidity per coating prevention     Y.W. Heo    95-54766   Dec 22, '95    Sep 11, '98            Anam       Notice of
            structure of BGA semiconductor                                                                              Allowance
            package

----------------------------------------------------------------------------------------------------------------------------------
  AP-390    Structure of BGA semiconductor      Y.W. Heo    96-05344   Feb 29, '96   Oct 30, '98             Anam       Notice of
            package and method of manufacturing                                                                         Allowance
            the same (CSP BGA)

----------------------------------------------------------------------------------------------------------------------------------
  AP-400    Structure of PCB substrate of       Y.M. Kim    96-09779   Apr 1, '96    Nov 27, '98             Anam       Notice of
            BGA semiconductor package                                                                                   Allowance

----------------------------------------------------------------------------------------------------------------------------------
  AP-401     BGA semiconductor package          M.E. Lee    96-09780   Apr 1, '96    Nov 27, '98             Anam       Notice of
                                                                                                                        Allowance

----------------------------------------------------------------------------------------------------------------------------------
  AP-545    The Structure of semiconductor      D.J. Kim    96-62306   Dec 6, '96                            Anam
            package (BGA - Using half-etching
            & one-side molding)

----------------------------------------------------------------------------------------------------------------------------------
  AP-576    BGA semiconductor package           L.K. Shin   96-77898   Dec 30, '96                           Anam
            built-in carrier frame
----------------------------------------------------------------------------------------------------------------------------------

No.         Title                               Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
----------------------------------------------------------------------------------------------------------------------------------
  AP-577    BGA semiconductor package with      L.K. Shin   96-77899   Dec 30, '96                           Anam
            carrier frame
----------------------------------------------------------------------------------------------------------------------------------

  AP-610    BGA semiconductor package with      L.K. Shin   97-02503   Jan 28, '97                           Anam
            heatsink
----------------------------------------------------------------------------------------------------------------------------------

  AP-612    Free-delamination pad for BGA       L.K. Shin   97-02505   Jan 28, '97                           Anam
            semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

  AP-613    BGA semiconductor package with      Y.M. Kim    97-02506   Jan 28, '97                           Anam
            heatsink
----------------------------------------------------------------------------------------------------------------------------------

  AP-615    BGA semiconductor package using     Y.W. Heo    97-04430   Feb 14, 97                            Anam
            the flexible circuit board
----------------------------------------------------------------------------------------------------------------------------------

  AP-616    The method of forming solder-ball   L.K. Shin   97-04431   Feb 14, '97                           Anam
            land and BGA semiconductor package
            including the same
----------------------------------------------------------------------------------------------------------------------------------

  AP-916    Molding device of ball grid array   S.G. Lee    98-37203   Sep 9, '98                            Anam
            semiconductor using a carrier
            frame
----------------------------------------------------------------------------------------------------------------------------------

  AP-919    Attaching method of flexible        S.H. Ha     98-37630   Sep 11, '98                           Anam
            circuit board on carrier frame
            for ball grid array semiconductor
            package
----------------------------------------------------------------------------------------------------------------------------------

  AP-923    Structure of BGA semiconductor      D.H. Park   98-37970   Sep 15, '98                           Anam
            packages with cavity down type
----------------------------------------------------------------------------------------------------------------------------------

  AP-926    Structure of ball grid array        L.G Ham     98-38259   Sep 16, '98                           Anam
            semiconductor package using
            flexible circuit board strip
----------------------------------------------------------------------------------------------------------------------------------

LEADFRAME PATENTS

No.         Title                               Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
----------------------------------------------------------------------------------------------------------------------------------
  AP-233    Structure of semiconductor          W.S. Shin   95-19587   Jul 5, '95     Nov 9, '98             Anam       Notice of
            package (Paddleless)                                                                                        Allowance
----------------------------------------------------------------------------------------------------------------------------------

  AP-397    Semiconductor package and method    W.S. Shin   96-09776   Apr 1, '96    Nov 30, '96             Anam       Notice of
            of manufacturing the same (BLP)                                                                             Allowance
----------------------------------------------------------------------------------------------------------------------------------

  AP-649    Area array bumped semiconductor     W.S. Shin   97-18509   May 13, '97                           Anam
            package
----------------------------------------------------------------------------------------------------------------------------------

  AP-650    The method forming area array       W.S. Shin   97-18510   May 13, '97                           Anam
            burned semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

No.         Title                               Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
----------------------------------------------------------------------------------------------------------------------------------
  AP-660    Grid array leadframe and lead       L.K. Han    97-24409   Jun 12, '97                           Anam
            grid array semiconductor package
            using the same
----------------------------------------------------------------------------------------------------------------------------------

  AP-760    Array type semiconductor package    S.G. Lee    97-54507   Oct 23, '97                           Anam
            using lead frame and its method
----------------------------------------------------------------------------------------------------------------------------------

  AP-762    Array type semiconductor package    S.G. Lee    97-54509   Oct 23, '97                           Anam
            using lead frame and its method
----------------------------------------------------------------------------------------------------------------------------------

WAFER SCALE PACKAGING

No.         Title                               Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
----------------------------------------------------------------------------------------------------------------------------------
  AP-623    Structure and manufacturing         S.J. Kim    97-04652   Feb 17, '97                           Anam
            method for flip-ship
            semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

  AP-763    Semiconductor package for a flip    S.J. Kim    97-54510   Oct 23, '97                           Anam
            chip and its manufacturing method
----------------------------------------------------------------------------------------------------------------------------------

  AP-959    A flexible film for semiconductor   D.S. You    98-47798   Nov 06, '98                           Anam
            packages
----------------------------------------------------------------------------------------------------------------------------------

  AP-964    Flexible substrate structure and    S.H. Lee    98-48929   Nov 14, '98                           Anam
            semiconductor packages and
            manufacturing method with the
            structure
----------------------------------------------------------------------------------------------------------------------------------

  AP-761    Ball grid array semiconductor       W.J. Kang   97-54508   Oct 23, '97                           Anam
            package using a silicon substrate
----------------------------------------------------------------------------------------------------------------------------------

PKG PATENTS

No.         Title                               Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
----------------------------------------------------------------------------------------------------------------------------------
10          Thin BGA semiconductor package                  95-25172
            with exposed heatsink
----------------------------------------------------------------------------------------------------------------------------------

11          BGA semiconductor package circuit               95-25173
            board structure of using the
            solderballs as I/O part
----------------------------------------------------------------------------------------------------------------------------------

12          Ball grid array semiconductor                   95-41438
            package with ring-type heatsink
----------------------------------------------------------------------------------------------------------------------------------

13          Semiconductor chip bonding method               95-41845
            and structure for using solder ball
----------------------------------------------------------------------------------------------------------------------------------

14          Humidity per coating prevention                 95-54766
            structure of BGA semiconductor
            package
----------------------------------------------------------------------------------------------------------------------------------

No.         Title                               Inventor    Appl No.   Filing Date   Req. Date     Patent    Assignee   Remark
----------------------------------------------------------------------------------------------------------------------------------
15          Semiconductor package for using                 95-69093
            solderballs and leads as
            I/O terminal
----------------------------------------------------------------------------------------------------------------------------------

16          BGA semiconductor package                       95-69098
----------------------------------------------------------------------------------------------------------------------------------

17          Structure of BGA semiconductor                  96-05344
            package and method of manufacturing
            the same (CSP BGA)
----------------------------------------------------------------------------------------------------------------------------------

18          Method of producing BGA                         96-05345
            semiconductor package metal carrier
            frame and BGA package produced by
            such method
----------------------------------------------------------------------------------------------------------------------------------

19          Method of manufacturing                         96-06302
            semiconductor package and
            structure produced by such method
            (CSP: Making solder bump on
            chip pad)
----------------------------------------------------------------------------------------------------------------------------------

20          Semiconductor package and method                96-09776
            of manufacturing the same (BLP)
----------------------------------------------------------------------------------------------------------------------------------

21          BGA semiconductor package                       96-09777
----------------------------------------------------------------------------------------------------------------------------------

22          Structure of PCB substrate of BGA               96-09779
            semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

23          BGA semiconductor package                       96-09780
----------------------------------------------------------------------------------------------------------------------------------

24          Method of molding BGA semiconductor
            attached heatsink                               96-22903
25          Stacking BGA semiconductor package              96-41464
----------------------------------------------------------------------------------------------------------------------------------

26          BGA semiconductor package                       96-43844
----------------------------------------------------------------------------------------------------------------------------------

27          BGA semiconductor package                       96-62300
----------------------------------------------------------------------------------------------------------------------------------

28          Semiconductor package                           96-62301
----------------------------------------------------------------------------------------------------------------------------------

29          BGA semiconductor package                       96-62302
----------------------------------------------------------------------------------------------------------------------------------

No.         Title                               Inventor    Appl No.   Filing Date   Req. Date     Patent No.   Assignee   Remark
----------------------------------------------------------------------------------------------------------------------------------
30          The structure of semiconductor                  96-62306
            package (BGA: Using half-etching &
            one-sided molding
----------------------------------------------------------------------------------------------------------------------------------

31          Structure and method of BGA                     96-65236
            semiconductor package with heatsink
----------------------------------------------------------------------------------------------------------------------------------

32          Structure and manufacturing method              96-74115
            of semiconductor package (Attaching
            internally double chip on leadframe)
----------------------------------------------------------------------------------------------------------------------------------

33          The structure of PCB for BGA                    96-74117
            semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

34          Printed circuit for ball grid array             96-74120
            semiconductor package and method
            for molding ball grid array
            semiconductor package using the same
----------------------------------------------------------------------------------------------------------------------------------

35          BGA semiconductor package built-in              96-77898
            carrier frame
----------------------------------------------------------------------------------------------------------------------------------

36          BGA semiconductor package with                  96-77899
            carrier frame
----------------------------------------------------------------------------------------------------------------------------------

37          Flexible circuit board of die flag              96-77900
            for BGA semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

38          Flexible circuit board of die flag              96-77901
            for BGA semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

39          Flexible circuit board of die flag              96-77902
            for BGA semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

40          The structure of semiconductor                  96-77931
            with carrier frame
----------------------------------------------------------------------------------------------------------------------------------

41          BGA semiconductor package with                  97-02503
            heatsink
----------------------------------------------------------------------------------------------------------------------------------

42          The singulation method of BGA                   97-02504
            semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

43          Free-delamination pad for BGA                   97-02505
            semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

44          BGA semiconductor package with                  97-02506
            heatsink
----------------------------------------------------------------------------------------------------------------------------------

45          BGA semiconductor package using                 97-0443 0
            flexible circuit board
----------------------------------------------------------------------------------------------------------------------------------

46          Semiconductor package (PGA)                     97-04432
----------------------------------------------------------------------------------------------------------------------------------

No.         Title                               Inventor    Appl No.   Filing Date   Req. Date     Patent No.   Assignee   Remark
----------------------------------------------------------------------------------------------------------------------------------
47          Semiconductor package (Using                    97-04433
            the pin-type of metal sheet)
----------------------------------------------------------------------------------------------------------------------------------

48          BGA semiconductor package                       97-04653
----------------------------------------------------------------------------------------------------------------------------------

49          Structure and manufacturing method              97-04656
            of BGA
----------------------------------------------------------------------------------------------------------------------------------

50          Ball grid array semiconductor                   97-04657
            package
----------------------------------------------------------------------------------------------------------------------------------

51          The structure of semiconductor                  97-06062
            package
----------------------------------------------------------------------------------------------------------------------------------

52          Semiconductor package (Attaching                97-18551
            heatsink on the top of chip)
----------------------------------------------------------------------------------------------------------------------------------

53          Semiconductor package (Attaching                97-18507
            the leadframe of array type at
            the bottom of package)
----------------------------------------------------------------------------------------------------------------------------------

54          Area array bumped semiconductor                 97-18509
            package
----------------------------------------------------------------------------------------------------------------------------------

55          The method forming area array                   97-18510
            bumped semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

56          Semiconductor package (Making                   97-18623
            test terminals in circuit test)
----------------------------------------------------------------------------------------------------------------------------------

57          Semiconductor package (BGA)                     97-18624
----------------------------------------------------------------------------------------------------------------------------------

58          Semiconductor package (Attaching                97-18629
            coupling agent for preventing crack
            & popcorn from PCB)
----------------------------------------------------------------------------------------------------------------------------------

59          Ball grid array semiconductor                   97-54508
            package suing a silicon substrate
----------------------------------------------------------------------------------------------------------------------------------

60          Array type semiconductor package                97-54509
            suing lead frame and its method
----------------------------------------------------------------------------------------------------------------------------------

61          Printed circuit board of wafer                  97-64123
            taped chip scale package and method
            of routing it
----------------------------------------------------------------------------------------------------------------------------------

62          Ball grid array semiconductor                   97-64125
            package
----------------------------------------------------------------------------------------------------------------------------------

63          Structure of micro film for micro               97-43970
            ball grid array semiconductor
            package
----------------------------------------------------------------------------------------------------------------------------------

No.         Title                               Inventor    Appl No.   Filing Date   Req. Date     Patent No.   Assignee   Remark
----------------------------------------------------------------------------------------------------------------------------------
64          Structure of fan-in TAB lead for                97-43971
            micro-film for a semiconductor
            package
----------------------------------------------------------------------------------------------------------------------------------

65          Structure of micro film for micro               97-43972
            ball grid array semiconductor
            package
----------------------------------------------------------------------------------------------------------------------------------

66          Structure of micro film for micro               97-43973
            ball grid array semiconductor
            package
----------------------------------------------------------------------------------------------------------------------------------

67          Structure of micro film for micro               97-43974
            ball grid array semiconductor
            package
----------------------------------------------------------------------------------------------------------------------------------

68          Structure of micro film for micro               97-43975
            ball grid array semiconductor
            package
----------------------------------------------------------------------------------------------------------------------------------

69          Structure of micro film for micro               97-43976
            ball grid array semiconductor
            package
----------------------------------------------------------------------------------------------------------------------------------

70          Structure of chip array ball grid               97-79222
            array semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

71          Ball grid array semiconductor                   97-79225
            package using a flexible circuit
            board
----------------------------------------------------------------------------------------------------------------------------------

72          Ball grid array semiconductor                   97-79228
            package using a flexible circuit
            board
----------------------------------------------------------------------------------------------------------------------------------

73          Singulation method of ball grid                 97-79230
            array semiconductor package using
            a flexible circuit board strip
----------------------------------------------------------------------------------------------------------------------------------

74          Ball grid array semiconductor                   97-79232
            package using a flexible circuit
            board and its manufacturing method
----------------------------------------------------------------------------------------------------------------------------------

75          Semiconductor package                           98-12364
----------------------------------------------------------------------------------------------------------------------------------

76          Structure of semiconductor package              98-09915
----------------------------------------------------------------------------------------------------------------------------------

77          Structure of BGA-semiconductor                  98-09916
            package
----------------------------------------------------------------------------------------------------------------------------------

78          Printed circuit board for                       98-36897
            semiconductor package for
            preventing static electricity
----------------------------------------------------------------------------------------------------------------------------------

79          Printed circuit board for                       98-36898
            semiconductor package for
            preventing static electricity
----------------------------------------------------------------------------------------------------------------------------------

80          Attaching method of flexible circuit            98-37630
            board on carrier frame for ball
            grid array semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

No.         Title                               Inventor    Appl No.   Filing Date   Req. Date     Patent No.   Assignee   Remark
----------------------------------------------------------------------------------------------------------------------------------
81          Structure of BGA semiconductor                  98-37970
            packages with cavity down type

82          Structure of ball grid array                    98-38259
            semiconductor package using
            flexible circuit board strip

83          Micro ball grid array                           98-40125
            semiconductor package

84          Semiconductor package and its                   98-48046
            manufacturing method

85          Flexible circuit board and                      98-25418
            semiconductor packages using it


Exhibit E

Type B Patents

I. Korean Patents and Applications

----------------------------------------------------------------------------------------------------------------------------------
APPLICATION NO.                        TITLE                                            INVENTOR     APPLICATION DATE    ISSUE NO.
----------------------------------------------------------------------------------------------------------------------------------
87-15336          Marking apparatus of leadframe for assembling semiconductor           J.H. Choi        87/9/8          U0 49666
----------------------------------------------------------------------------------------------------------------------------------
91-16361          Pad cleaner of marking machine for semiconductor device               S.M. Choi        91/9/19         P0 70556
----------------------------------------------------------------------------------------------------------------------------------
91-16589          Method and apparatus of lead bending for surface mounting device      Y.H. Kang        91/9/24         P0 81093
----------------------------------------------------------------------------------------------------------------------------------
91-22233          Method and apparatus of cam form for IC package                       K.C. Park        91/12/5         P0 81833
----------------------------------------------------------------------------------------------------------------------------------
92-03869          Method and apparatus of Forming for surface mounting device           G. Lee           92/3/9          P0 81834
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
92-04715          Structure of package for surface mounting device                      Y.W. Heo         92/3/25         U0 89814
----------------------------------------------------------------------------------------------------------------------------------
92-10285          Method and apparatus of LASER marking for IC package                  H.Y. Lee         92/6/13         P1 13208
----------------------------------------------------------------------------------------------------------------------------------
92-10526          Heatspreader fixture                                                  J.Y. Kil         92/6/13         U0 88640
----------------------------------------------------------------------------------------------------------------------------------
92-26797          Gate cull of quad type intergrated circuit package and gate tiebar    G. Lee           92/12/30        P0 95030
                  of leadframe (QFP, making the structure of gate tiebar for easily triming process)
----------------------------------------------------------------------------------------------------------------------------------
92-26798          Matrix structure of dual in line leadframe (PDIP)                     Y.W. Heo         92/12/30        P1 05768
----------------------------------------------------------------------------------------------------------------------------------
93-03199          Automatic leadframe loader                                            S.Y. Park        93/3/4          P1 05760

----------------------------------------------------------------------------------------------------------------------------------
93-13930          Apparatus for inspecting leadframe bonding                            C.G. Son         93/7/26         U0 94008
----------------------------------------------------------------------------------------------------------------------------------
93-13931          Apparatus for inspecting intergrated circuit package                  H.M. Aha         93/7/26         U0 94009
----------------------------------------------------------------------------------------------------------------------------------
93-14164          Feeding system for marking intergrated circuit package                S.S. Han         93/7/26         P1 18553
----------------------------------------------------------------------------------------------------------------------------------
93-15983          Safe setting method for solder ball for integrated circuit            Y.W. Heo         93/8/18         P1 05750
                  package (BGA)
----------------------------------------------------------------------------------------------------------------------------------
93-15984          Method of decreasing bending for integrated circuit package (BGA)     Y.W. Heo         93/8/18         P1 22789
----------------------------------------------------------------------------------------------------------------------------------
93-15986          Apparatus of eliminating gate for intergated circuit package          K.D. Shim        93/8/18         P1 05749
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
93-18223          Structure of heatsink for mounting in intergated circuit package      N.H. Kwak        93/9/10         P1 05745
                  (Power Quad)
----------------------------------------------------------------------------------------------------------------------------------
93-22858          Loading and unloading apparatus of plating rack                       S.Y. Park        93/10/30        P1 12771
----------------------------------------------------------------------------------------------------------------------------------
93-25775          Semiconductor leadframe (Dambar supporting lead)                      M.J. Lee         93/11/30        P1 22885

----------------------------------------------------------------------------------------------------------------------------------
93-30799          Stucture of leadframe pad (QFP, Tiebar Downset)                       C.K. Park        93/12/30        U1 05970
----------------------------------------------------------------------------------------------------------------------------------
93-31195          Method of eliminating flash for intergated circuit package and        G. Lee           93/12/30        P1 09990
                  structure of leadframe hereof (QFP, Tiebar Trim)
----------------------------------------------------------------------------------------------------------------------------------
94-00395          Molding method and device of semiconductor package (MGP Mold)         G. Lee           94/1/12         P1 24549
----------------------------------------------------------------------------------------------------------------------------------
94-01158          Method of manufacturing mold for semiconductor package and structure  G. Lee           94/1/22         P1 27190
                  of mold thereof (Mold Tool)
----------------------------------------------------------------------------------------------------------------------------------
94-01771          Method of manufacturing ink marking apparatus and structure of ink    S.M. Choi        94/1/31         P1 27189
                  marking apparatus (Marking ad)
----------------------------------------------------------------------------------------------------------------------------------
94-01772          Indexing method and apparatus in wire bonding process for             Y.G. Hwang       94/1/31         P1 13187
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
94-01774          Tiebar structure of leadframe (QFP)                                   G. LEE           94/1/31         P1 19059

----------------------------------------------------------------------------------------------------------------------------------
94-02476          Ground terminal                                                       C.B. LEE         94/2/8          U1 09467

----------------------------------------------------------------------------------------------------------------------------------
94-03322          Method of recognizing leadframe in wire bonding process for           Y.G. Hwang       94/2/24         P1 21047
                  semiconductor package (Pattern recognition system)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
94-03494          Heatsink structure of thin package (PQ2)                              S.D. Lee         94/2/25         P1 19650
----------------------------------------------------------------------------------------------------------------------------------
94-03820          Heatsink structure (PQ2)                                              S.D. Lee         94/2/28         P1 24789

----------------------------------------------------------------------------------------------------------------------------------
94-04109          Multi-magazine holder                                                 H.Y. Lee         94/3/3          P1 26534

----------------------------------------------------------------------------------------------------------------------------------
94-05635          Semiconductor leadframe (Oxide)                                       J.D. Kim         94/3/21

----------------------------------------------------------------------------------------------------------------------------------
94-05636          Semiconductor epoxy tool                                              S.K. Hwang       94/3/21         P1 21113

----------------------------------------------------------------------------------------------------------------------------------
94-05852          Pick up tool of bonding semiconductor chip (Quad Type)                S.I. Kim         94/3/23         P1 22774
----------------------------------------------------------------------------------------------------------------------------------
94-05967          Surface structure of heatsink for semiconductor package (PQ2)         S.D. Lee         94/3/24         P1 25999
----------------------------------------------------------------------------------------------------------------------------------
94-06063          Structure of leadframe (Tiebar)                                       S.M. Seo         94/3/24         P1 26000

----------------------------------------------------------------------------------------------------------------------------------
94-06064          Structure of heatsink for semiconductor package (PQ2: Making          S.D. Lee         94/3/25         P1 26001
                  grooves at the center of  heatsink
----------------------------------------------------------------------------------------------------------------------------------
94-06289          Pad structure of leadframe (Making holes at the center of paddle      S.M. Seo         94/3/28         P1 19651
                  for preventing delamination rom paddle surface)
----------------------------------------------------------------------------------------------------------------------------------
94-06290          Pad structure of leadframe (Making Down thickness at paddle as        S.M. Seo         94/3/28         P1 19652
                  an ecthing method for free elamination)
----------------------------------------------------------------------------------------------------------------------------------
94-06291          Pad structure of leadframe (consists of double paddle for             S.M. Seo         94/3/28         P1 19653
                  reducing dimension)
----------------------------------------------------------------------------------------------------------------------------------
94-06421          Leadframe structure (Free moisture)                                   S.M. Seo         94/3/29         U1 11266

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
94-06742          Tiebar of leadframe(Making holes in tiebar)                           J.H. Ahn         94/3/31         P1 33014
-----------------------------------------------------------------------------------------------------------------------------------
94-06756          Mold of wire bonding for semiconductor package(Install subheater)     B.K. Han         94/3/31
-----------------------------------------------------------------------------------------------------------------------------------
94-06775          Injection method of mold compound(Connect electric signal)            J.H. Ahn         94/3/31         P1 21114
-----------------------------------------------------------------------------------------------------------------------------------
94-06776          Structure of mold semiconductor package(Air vent)                     G. Lee           94/3/31         P1 21112
-----------------------------------------------------------------------------------------------------------------------------------
94-08596          Heatsink feeding apparatus                                            G. Lee           94/4/22         P1 26529

-----------------------------------------------------------------------------------------------------------------------------------
94-08646          Leadframe of inspecting trimming and forming process                  K.C. Park        94/4/22         U1 08304
                  (Identification mark)
----------------------------------------------------------------------------------------------------------------------------------
94-09056          Feeding apparatus for ink marking of intergrated circuit package      S.M. Choi        94/4/27
----------------------------------------------------------------------------------------------------------------------------------
94-09667          Font mask for LASER marking of intergrated circuit package            H.Y. Lee         94/5/2          U1 09734
----------------------------------------------------------------------------------------------------------------------------------
94-10643          Copper heatspreader (Making embossed pattern on the central paddle)   T.H. Lee         94/5/16         P1 23424
----------------------------------------------------------------------------------------------------------------------------------
94-10938          Leadframe (Making wave pattern in inner lead)                         J.D. Kim         94/5/19         P1 23423
----------------------------------------------------------------------------------------------------------------------------------
94-11454          Pot coupling structure of transfer apparatus                          J.H. Choi        94/5/23

----------------------------------------------------------------------------------------------------------------------------------
94-11455          Transfer apparatus for molding semiconductor package                  J.H. Choi        94/5/23         U1 16194
----------------------------------------------------------------------------------------------------------------------------------
94-13647          Copper Oxide Filled polymer die attach adhesive composition for       C.W. Kwak        94/6/16         P1 24788
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
94-14332          Tape for preventing plating and method of plating semiconductor       N.H. Kwak        94/6/22         P1 26273
                  package
----------------------------------------------------------------------------------------------------------------------------------
94-15996          Relocation structure for cutting dambar                               I.S. Kim         94/6/30         U1 14547
----------------------------------------------------------------------------------------------------------------------------------
94-15772          Method and apparatus of ejecting semiconductor chip                   J.H. Choi        94/7/1          P1 42152
----------------------------------------------------------------------------------------------------------------------------------
94-15873          Method of reducing moisture and contamination penetration into        J.D. Kim         94/7/2          P1 28165
                  microelectronics (Coating oxidation in leadframe)
----------------------------------------------------------------------------------------------------------------------------------
94-16492          Transfer dual molding apparatus                                       J.H. Choi        94/7/8

----------------------------------------------------------------------------------------------------------------------------------
94-16948          Leadframe for plastic package (Coating silver in only wire            C.K. Park        94/7/8
                  bonding area)
----------------------------------------------------------------------------------------------------------------------------------
94-18497          Heatsink projected out of semiconductor package                       W.S. Shin        94/7/28         P1 56513
----------------------------------------------------------------------------------------------------------------------------------
94-18498          Mold for molding semiconductor package                                W.S. Shin        94/7/28         P1 56514
----------------------------------------------------------------------------------------------------------------------------------
94-18499          Semiconductor package(Apply new type heatspreader)                    W.S. Shin        94/7/28         P1 56515
----------------------------------------------------------------------------------------------------------------------------------
94-19006          Heatsink projected out of semiconductor package                       W.S. Shin        94/7/28         U1 09468
----------------------------------------------------------------------------------------------------------------------------------
94-19290          Pad of leadframe(Cutting partly pad for free delamination)            D.H. Moon        94/8/4          P1 56516
----------------------------------------------------------------------------------------------------------------------------------
94-21273          Package for test and method of manufacturing it                       W.S. Shin        94/8/27         P1 44314
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
94-21782          Method of molding and structure of mold(Dambarless)                   G. Lee           94/8/31         P1 32702
----------------------------------------------------------------------------------------------------------------------------------
94-23007          Leadframe of preventing leakage from solder and epoxy                 D.H. Moon        94/9/7          U1 29005
----------------------------------------------------------------------------------------------------------------------------------
94-22438          Method of manufacturing semiconductor package having heatsink         B.T. Dho         94/9/7          P1 37067
                  (Solder material for preventing it from delamination and crack)
----------------------------------------------------------------------------------------------------------------------------------
94-22439          Method and device of molding for intergrated circuit package          G. Lee           94/9/7          P1 62887
                  (Dambarless)
----------------------------------------------------------------------------------------------------------------------------------
94-22625          Method and device for molding of intergrated circuit package          G. Lee           94/9/8          P1 42153
                  (Making a oxdatantlayer on heatspreader)
----------------------------------------------------------------------------------------------------------------------------------
94-22626          Copper Oxide filled polymer die attach adhesive composition for       W.S. Shin        94/9/8          P1 44312
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
94-22712          Semiconductor package (Making embossed patterns as blocking           L.H. Kim         94/9/9          P1 47420
                  epoxy wall)
----------------------------------------------------------------------------------------------------------------------------------
94-23309          Semiconductor package (Making a grooved surface in paddle)            W.S. Shin        94/9/9          U1 33386
----------------------------------------------------------------------------------------------------------------------------------
94-23663          A dry system for leadframe (Making a filtering apparatus in system)   N.H. Kwak        94/9/16         P1 49523
----------------------------------------------------------------------------------------------------------------------------------
94-23431          A printing circuit board in semiconductor package (Making holes       W.S. Shin        94/9/10         U1 20612
                  in PCB)
----------------------------------------------------------------------------------------------------------------------------------
94-24279          Apparatus and method of elimination dummy dambar and dambar of        K.C. Park        94/9/27         P1 59304
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
94-25860          A method of adhesion of heatsink for semiconductor package            W.S. Shin        94/10/10        P1 47768
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
94-25861          Leadframe (Connecting a plural of line pad & ground line pad)         W.S. Shin        94/10/10        P1 37068
----------------------------------------------------------------------------------------------------------------------------------
94-26326          Leadframe (Making pattern for connecting signal, powerline and        L.H. Kim         94/10/10        U1 29004
                  ground at the same time)
----------------------------------------------------------------------------------------------------------------------------------
94-27230          Semiconductor package (Making connections directly from chip          Y.W. Heo         94/10/25        P1 86961
                  pad to PCB)
----------------------------------------------------------------------------------------------------------------------------------
94-28218          Method and apparatus of auto supply wafer                             S.Y. Park        94/10/31        P1 37828
----------------------------------------------------------------------------------------------------------------------------------
94-29045          Gate insert tip and tool used thereof                                 J.Y. Chung       94/11/2         U1 17395
----------------------------------------------------------------------------------------------------------------------------------
94-30309          Driving apparatus of multi magazine for fabrication semiconductor     W.H. Choi        94/11/16        U1 17628
                  equipment
----------------------------------------------------------------------------------------------------------------------------------
94-30518          Apparatus of inspecting wire bonding of semiconductor package         K.B. Lee         94/11/19        P1 59967
                  (Making controller in wire bonding machine)
----------------------------------------------------------------------------------------------------------------------------------
94-30757          Leadframe (Making identation mark in out lead)                        W.Y. Pyo         94/11/21        U1 23589

----------------------------------------------------------------------------------------------------------------------------------
94-31033          Die of forming machine and die tip thereof                            K.H. Lee         94/11/23        U1 17412
----------------------------------------------------------------------------------------------------------------------------------
94-31781          Method of adhesive semiconductor package on PCB (Connecting out       J.K. Chun        94/11/29
                  lead on PCB as a solder ball)
----------------------------------------------------------------------------------------------------------------------------------
94-32145          Method of eject marking for die bonding and apparatus thereof         Y.Y. Moon        94/11/30        P1 65765
                  (Making a circle of pattern on packaging surface)
----------------------------------------------------------------------------------------------------------------------------------
94-32146          Ram apparatus of mold (Making respectively supporting ram parts)      Y.Y. Moon        94/11/30        P1 65764
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
94-32642          Ejecting method for die bonding and apparatus thereof                 C.W. Kwak        94/12/3
----------------------------------------------------------------------------------------------------------------------------------
94-32909          Automatic strip counter                                               K.D. Lee         94/12/6

----------------------------------------------------------------------------------------------------------------------------------
94-33257          Lifter(Making masspoint for carring the objectives)                   K.N. Bae         94/12/8         U1 09535
----------------------------------------------------------------------------------------------------------------------------------
94-33288          Method of forming character and figure of tray(Easy to                I. Hang          94/12/8
                  detach/Attach the character/Figure logo on tray surface)
----------------------------------------------------------------------------------------------------------------------------------
94-33423          Structure of hot plate for preheating leadframe (Making groove        B.T. Dho         94/12/9         U1 17452
                  on hot plate)
----------------------------------------------------------------------------------------------------------------------------------
94-33831          Magazine holder structure of leadframe loader                         K.H. Lee         94/12/13        U1 12218
----------------------------------------------------------------------------------------------------------------------------------
94-33832          Pusher structure of leadframe loader(Making the sensor for            S.L. Park        94/12/13        U1 29225
                  loading leadframe)
----------------------------------------------------------------------------------------------------------------------------------
94-33833          Pusher apparatus of leadframe loader (Making air-cylinder for         W.H. Kung        94/12/13        U1 29221
                  loading leadframe)
----------------------------------------------------------------------------------------------------------------------------------
94-33834          Leadframe heater block stracture (Making embossed pattern and         K.H. Lee         94/12/13        U1 17717
                  fixed gripper heater block)
----------------------------------------------------------------------------------------------------------------------------------
94-33835          Semiconductor package (Connecting a plural of signals for             I.K. Park        94/12/13        U1 17716
                  integrated circuit package)
----------------------------------------------------------------------------------------------------------------------------------
94-33931          Gripper apparatus of leadframe loader for semiconductor package       W.H. Kung        94/12/13        P1 38057
----------------------------------------------------------------------------------------------------------------------------------
94-33932          Feeding loader apparatus of leadframe loader for semiconductor        S.L. Park        94/12/13        P1 38055
                  package
----------------------------------------------------------------------------------------------------------------------------------
94-33933          Leadframe loader system for semiconductor package                     K.H. Lee         94/12/13        P1 27628
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
94-33934          Megazine holder of leadframe loader for semiconductor package         W.H. Kung        94/12/13        P1 27618
----------------------------------------------------------------------------------------------------------------------------------
94-33935          Robot apparatus of leadframe loader for semiconductor package         M.H. Park        94/12/13        P1 27619
----------------------------------------------------------------------------------------------------------------------------------
94-33936          Heater block apparatus of leadframe loader for semiconductor package  K.H. Lee         94/12/13        P1 38054
----------------------------------------------------------------------------------------------------------------------------------
94-33993          Pad structure of semiconductor package (Making a plural of heat       B.H. Ahn         94/12/14
                  disppation shapes)
----------------------------------------------------------------------------------------------------------------------------------
94-34165          Leadframe for manufacturing semiconductor package (Preventing         D.H. Park        94/12/14        P1 40458
                  wire shorting)
----------------------------------------------------------------------------------------------------------------------------------
94-34170          Heater block of wire bonding for semiconductor package (Making        Y.S. Jung        94/12/14        P1 38056
                  a plural of embossed pattern on paddle for preventing crack &
                  distortion)
----------------------------------------------------------------------------------------------------------------------------------
94-34332          Heatsink for semiconductor package (Making a circle groved pattern    W.S. Shin        94/12/16        U1 34092
                  on heatsink)
----------------------------------------------------------------------------------------------------------------------------------
94-34333          Heatsink for semiconductor package (Making a variety of heatsink      K.S. Jung        94/12/16
                  for heat disspation)
----------------------------------------------------------------------------------------------------------------------------------
94-34334          Structure of leadframe (Making slots on pad for preventing thermal    S.B. Kwak        94/12/16
                  distortion)
----------------------------------------------------------------------------------------------------------------------------------
94-34664          Structure of leadframe for manufacturing semiconductor package        K.S. Jung        94/12/16
                  (Making a variety of pattern for combining molding resin)
----------------------------------------------------------------------------------------------------------------------------------
94-34809          Heater block for wirebonding (Making different steps on heater        J.H. Jo          94/12/17        P1 79472
                  block)
----------------------------------------------------------------------------------------------------------------------------------
94-35635          Structure of leadframe for semiconductor package (Making specific     G. Lee           94/12/21        P1 70022
                  dambar pattern)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
94-35636          Device and method of molding semiconductor (Dambarless)               G. Lee           94/12/21        P1 72188
----------------------------------------------------------------------------------------------------------------------------------
94-35637          Device and method of molding semiconductor (Making a plural of        I.T. Han         94/12/21        P1 43021
                  gates for same pressure on molding process)
----------------------------------------------------------------------------------------------------------------------------------
94-35246          Apparatus of eliminating particle of apparatus for manufacuring       K.H. Lee         94/12/23        U1 33388
                  semiconductor package (Making air blower on trim/form appratus)
----------------------------------------------------------------------------------------------------------------------------------
94-35247          Cam floater of equipment for fabricating semiconductor package        Y.H. Choi        94/12/23        U1 17627
----------------------------------------------------------------------------------------------------------------------------------
94-35248          Stroker of floating bar and index for fabricating semiconductor       K.H. Lee         94/12/23        U1 19164
                  equipment
----------------------------------------------------------------------------------------------------------------------------------
94-35249          Adjusting apparatus of finger pin position for fabricating            K.H. Lee         94/12/23
                  semiconductor equipment
----------------------------------------------------------------------------------------------------------------------------------
94-35250          Detecting apparatus for setting position of leadframe                 K.H. Lee         94/12/23

----------------------------------------------------------------------------------------------------------------------------------
94-35251          Spanking apparatus for fabricating semiconductor equipment            K.H. Lee         94/12/23        U1 17800
----------------------------------------------------------------------------------------------------------------------------------
94-35252          Double forming apparatus for fabricating semiconductor equipment      K.H. Lee         94/12/23        U1 23314
----------------------------------------------------------------------------------------------------------------------------------
94-35253          Detecting apparatus of mis-alignmented package for fabricating        K.H. Lee         94/12/23        U1 17626
                  semiconductor equipment
----------------------------------------------------------------------------------------------------------------------------------
94-35254          Semiconductor package guide in semiconductor equipment                K.H. Lee         94/12/23        U1 27109
----------------------------------------------------------------------------------------------------------------------------------
94-35255          Feeding apparatus of semiconductor package                            K.H. Lee         94/12/23        U1 26333
----------------------------------------------------------------------------------------------------------------------------------
94-35256          Degating apparatus                                                    Y.S. Kim         94/12/23        U1 20491
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
94-35257          Burr pressing apparatus                                               Y.S. Kim         94/12/23        U1 32461
----------------------------------------------------------------------------------------------------------------------------------
94-35258          Detecting apparatus of mis-loading tube for fabricating               Y.H. Choi        94/12/23        U1 20490
                  semiconductor equipment
----------------------------------------------------------------------------------------------------------------------------------
94-35259          Inserting apparatus of package into tube                              K.H. Lee         94/12/23        U1 18231
----------------------------------------------------------------------------------------------------------------------------------
94-36206          Forming machine                                                       Y.M. Choi        94/12/23        P1 38840

----------------------------------------------------------------------------------------------------------------------------------
94-36207          Apparatus of operating slope cam                                      Y.S. Kim         94/12/23        P1 27785
----------------------------------------------------------------------------------------------------------------------------------
94-36208          Tubular feeding method                                                K.H. Lee         94/12/23        P1 37814

----------------------------------------------------------------------------------------------------------------------------------
94-36219          Method of coating in semiconductor chip                               K.H. Lee         94/12/23        P1 67143
----------------------------------------------------------------------------------------------------------------------------------
94-36220          Coating apparatus for semiconductor package                           K.H. Lee         94/12/23        P1 67142
----------------------------------------------------------------------------------------------------------------------------------
94-36221          Loader of feeding for coating equipment                               K.H. Lee         94/12/23        P1 43020
----------------------------------------------------------------------------------------------------------------------------------
94-36222          Coating machine for semiconductor package                             M.I. Kim         94/12/23        P1 67144
----------------------------------------------------------------------------------------------------------------------------------
94-36223          Machine of coating for semiconductor package                          M.I. Kim         94/12/23        P1 84714
----------------------------------------------------------------------------------------------------------------------------------
94-36224          Method of operating coating system                                    M.I. Kim         94/12/23        P1 39266
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
94-37167          Method of marking semiconductor package                               L.H. Kim         94/12/27
----------------------------------------------------------------------------------------------------------------------------------
94-37168          Leadframe pad structure (Making x-type paddle for reducing paddle     I.K. Han         94/12/27        P0 201062
                  dimension)
----------------------------------------------------------------------------------------------------------------------------------
94-38872          Structure of molding for semiconductor package (Making champer        Y.Y. Moon        94/12/29        P1 67145
                  type on the edge of siderail)
----------------------------------------------------------------------------------------------------------------------------------
94-39354          Semiconductor package (Consists of metal cap and advanced adhesive)   Y.W. Heo         94/12/30        P1 67141
----------------------------------------------------------------------------------------------------------------------------------
95-00812          Jig of inspecting semiconductor package                               S.Y. Lee         95/1/20
----------------------------------------------------------------------------------------------------------------------------------
95-00940          Supporting trim die for leadframe                                     I.S. Kim         95/1/20         P1 43139
----------------------------------------------------------------------------------------------------------------------------------
95-01928          Apparatus of lead sparking for semiconductor package                  I.S. Kim         95/2/3          P1 43138
----------------------------------------------------------------------------------------------------------------------------------
95-06328          Structure of feeding belt for equipment of manufacturing              B.H. Park        95/3/31         U1 29220
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
95-06329          Apparatus of seperading bottom module                                 B.H. Park        95/3/31         U1 20549
----------------------------------------------------------------------------------------------------------------------------------
95-07361          Transfer molding apparatus                                            S.I. Kim         95/3/31         P1 72052
----------------------------------------------------------------------------------------------------------------------------------
95-07362          Method and device for forming the lead of PLCC semiconductor package  B.H. Park        95/3/31         P1 72051
----------------------------------------------------------------------------------------------------------------------------------
95-07363          Semiconductor leadframe                                               D.M. Moon        95/3/31
----------------------------------------------------------------------------------------------------------------------------------
95-09198          Semiconductor package (Connecting between chip and heatsink as PCB)   J.H. Ku          95/4/19
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
95-10418          Method for leveling solder ball array in BGA semiconductor package    Y.W. Heo         95/4/29         P1 79473
----------------------------------------------------------------------------------------------------------------------------------
95-15045          A device for heating periphery of semiconductor mold die              C.S. Yoo         95/6/8          P1 45996
----------------------------------------------------------------------------------------------------------------------------------
95-16397          Device for loading leadframe and heatspreader                         J.Y. Chung       95/6/20
----------------------------------------------------------------------------------------------------------------------------------
95-19581          Method and circuit board structure for leveling solder ball in BGA semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
95-19582          BGA simiconductor package with improved heat dissipation and          I.K. Shim        95/7/5          P1 59987
                  dehumidification
----------------------------------------------------------------------------------------------------------------------------------
95-19583          Structure of heatsink for semiconductor package (Including Ni &       W.S. Shin        95/7/5          P1 59985
                  Pd layer for wire bonding easily)
----------------------------------------------------------------------------------------------------------------------------------
95-19584          Method of manufacturing semiconductor package (Using solder           W.S. Shin        95/7/5          P0 192226
                  plating and solder reflow)
----------------------------------------------------------------------------------------------------------------------------------
95-21041          Pad structure of leadframe                                            I.K. Han         95/8/16
----------------------------------------------------------------------------------------------------------------------------------
95-21042          Leadframe structure (Making the paddle surface like net)              D.H. Park        95/8/16
----------------------------------------------------------------------------------------------------------------------------------
95-21043          Heatsink structure (Making groove on heatsink's surface)              S.M. Kim         95/8/16
----------------------------------------------------------------------------------------------------------------------------------
95-21044          Identifying mark for P.W.B. strip                                     Y.M. Kim         95/8/16
----------------------------------------------------------------------------------------------------------------------------------
95-25172          Thin BGA semiconductor package with exposed heatsink                  I.K. Shim        95/8/16         P1 86759
----------------------------------------------------------------------------------------------------------------------------------
95-23884          Structure of semiconductor package (Attaching lead heatsink           W.S. Shin        95/9/4
                  on lead surface)
----------------------------------------------------------------------------------------------------------------------------------
95-28770          Auxiliary oil pressure apparatus of mold press for manufacturing      M.S. Lee         95/9/4
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
95-28772          Bonding method for the semiconductor chips                            S.J. Jang        95/9/4          P1 86752
----------------------------------------------------------------------------------------------------------------------------------
95-24350          Device of intergrated circuit and method thereof                      Rorert           95/8/7
----------------------------------------------------------------------------------------------------------------------------------
95-29420          Identifying mark for P.W.B strip                                      C.K. Park        95/10/19        U1 43923
----------------------------------------------------------------------------------------------------------------------------------
95-29421          Heatsink structure for semiconductor package (Making groove on        C.H. Woo         95/10/19
                  the below of heatsink)
----------------------------------------------------------------------------------------------------------------------------------
95-29422          Heatsink structure for semiconductor package                          J.H. Koo         95/10/19
----------------------------------------------------------------------------------------------------------------------------------
95-29423          Heatsink structure for semiconductor package (Making groove at        D.B. Kang        95/10/19
                  dambar/tiebar)
----------------------------------------------------------------------------------------------------------------------------------
95-36139          Semiconductor package strip (Forming the rectangular of holes in      D.J. Bae         95/10/19
                  trim/form process for identifying mark)
----------------------------------------------------------------------------------------------------------------------------------
95-36140          Semiconductor L.O.C. package structure                                S.G. Lee         95/10/19
----------------------------------------------------------------------------------------------------------------------------------
95-36141          PCB manufacturing method and BGA semiconductor package structure      D.J. Bae         95/10/19
                  of the same
----------------------------------------------------------------------------------------------------------------------------------
95-36142          Tube vibrating device of semiconductor manufacturing equipment        B.S. Bae         95/10/19
----------------------------------------------------------------------------------------------------------------------------------
95-36143          Leadframe of semiconductor package (Making notch for preventing       G. Lee           95/10/19
                  distortion before trim/form process)
----------------------------------------------------------------------------------------------------------------------------------
95-36144          Marking method of semiconductor package                               W.S. Shin        95/10/19
----------------------------------------------------------------------------------------------------------------------------------
95-36145          Mold die for manufacturing semiconductor package                      L.H. Kim         95/10/19
----------------------------------------------------------------------------------------------------------------------------------
95-30143          Heater block structure for wire bonding                               J.M. Kim         95/10/25
----------------------------------------------------------------------------------------------------------------------------------
95-30144          Heater block structure for wire bonding                               D.S. Sho         95/10/25
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
95-30145          Dispensing system for die coating                                     B.H. Moon        95/10/25
----------------------------------------------------------------------------------------------------------------------------------
95-36947          Solder ball forming method of BGA semiconductor package               I.K. Shim        95/10/25
----------------------------------------------------------------------------------------------------------------------------------
95-36948          M.C.M. package                                                        C.K. Park        95/10/25
----------------------------------------------------------------------------------------------------------------------------------
95-36949          Magazine fixing device of trim/forming apparatus for manufacturing    B.H. Park        95/10/25        P1 66561
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
95-36950          Heatsink structure of semiconductor package (Making holes on          J.H. Yun         95/10/25        P0 201063
                  heatsink)
----------------------------------------------------------------------------------------------------------------------------------
95-37513          Printed circuit board having epoxy barrier around its throughout      Y.W. Heo         95/10/27        P1 70024
                  slot and ball grid array semiconductor package using such a printed circuit board, thereby exhibiting a high moisture discharge characteristic
----------------------------------------------------------------------------------------------------------------------------------
95-33139          Forming punch of manufacturing equipment for semiconductor package    M.S. Moon        95/11/11
----------------------------------------------------------------------------------------------------------------------------------
95-33140          Trim die fixing holder of manufacturing equipment for semiconductor   M.S. Moon        95/11/11
                  package
----------------------------------------------------------------------------------------------------------------------------------
95-40842          Automatic speed checking apparatus of transfer ram in mold press      TY JUNG          95/11/11
                  of semiconductor manufacturing equipment
----------------------------------------------------------------------------------------------------------------------------------
95-40843          Semiconductor package forming method                                  M.S. Moon        95/11/11
----------------------------------------------------------------------------------------------------------------------------------
95-33944          Supply device of semiconductor package inserted into the tube         K.H. Lee         95/11/16
----------------------------------------------------------------------------------------------------------------------------------
95-33945          Semiconductor package lead fixing device                              K.H. Lee         95/11/16
----------------------------------------------------------------------------------------------------------------------------------
95-33946          Detecting device for bad tube                                         K.H. Lee         95/11/16
----------------------------------------------------------------------------------------------------------------------------------
95-33947          Supply device of semiconductor package tube                           W.H. Choi        95/11/16
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
95-33948          Marking structure in semiconductor package marking equipment          W.H. Choi        95/11/16
----------------------------------------------------------------------------------------------------------------------------------
95-41665          Semiconductor package test equipment                                  W.H. Choi        95/11/16        P1 71668
----------------------------------------------------------------------------------------------------------------------------------
95-41843          Semiconductor package leadframe manufacturing method and              W.S. Shin        95/11/17        P0 198313
                  semiconductor package manufacturing process/structure thereof
----------------------------------------------------------------------------------------------------------------------------------
95-41844          Semiconductor package structure (Making a variety of chemicals        W.S. Shin        95/11/17
                  layer for adhesive power)
----------------------------------------------------------------------------------------------------------------------------------
95-41845          Semiconductor chip bonding method and structure for using             J.K. Lee         95/11/17        P0 201379
                  solder ball
----------------------------------------------------------------------------------------------------------------------------------
95-41846          Using printed circuit board carrier frame for ball grid array semiconductor package and method for fabricating ball grid array semiconductor package using the same
----------------------------------------------------------------------------------------------------------------------------------
95-34640          Epoxy mixing apparatus (Using irregular vibration)                    D.Y. Sho         95/11/21
----------------------------------------------------------------------------------------------------------------------------------
95-34641          Absorpation block of semiconductor package manufacturing method       D.Y. Sho         95/11/21
                  of the same
----------------------------------------------------------------------------------------------------------------------------------
95-42560          Method and structure for manufacturing heatsink of semiconductor      W.S. Shin        95/11/21
                  package (Using the method of casting & sintering)
----------------------------------------------------------------------------------------------------------------------------------
95-36372          Capillary of bonding device for manufacturing semiconductor package   J.H. Choi        95/11/29
----------------------------------------------------------------------------------------------------------------------------------
95-36373          Heatspread safe mounter for semiconductor package                     D.S. Kim         95/11/29
----------------------------------------------------------------------------------------------------------------------------------
95-44553          Method and structure for manufacturing semiconductor package (CSP)    W.S. Shin        95/11/29        P1 80280
----------------------------------------------------------------------------------------------------------------------------------
95-47009          Method and structure for manufacturing semiconductor package (CSP)    I.T. Han         95/12/6         P1 78626
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
95-38947          Solder ball forming method for BGA semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
95-38855          Leadframe fixing apparatus for semiconductor package                  I.S. Hwang       95/12/7
----------------------------------------------------------------------------------------------------------------------------------
95-47349          Solder ball safe mounting device in integrated circuit package        I.S. Hwang       95/12/7         P1 80281
----------------------------------------------------------------------------------------------------------------------------------
95-45942          Heater block of apparatus for manufacturing semiconductor package     S.J. Son         95/12/22
----------------------------------------------------------------------------------------------------------------------------------
95-48972          Leadframe structure for semiconductor package (Reducing the           S.G. Lee         95/12/27        U0 143373
                  dimension between paddle and lead)
----------------------------------------------------------------------------------------------------------------------------------
95-48973          Pad structure of leadframe (Making spiral shape on leadframe)          D.H. Moon        95/12/27
----------------------------------------------------------------------------------------------------------------------------------
95-48974          Pad structure of leadframe                                            I.K. Han         95/12/27
----------------------------------------------------------------------------------------------------------------------------------
95-58806          Semiconductor package leadframe with stress absorbing means on        Y.S. Jung        95/12/27        P1 91078
                  fused leads
----------------------------------------------------------------------------------------------------------------------------------
95-58807          Semiconductor package using flip chip technique (CSP)                 D.S. Yoo         95/12/27
----------------------------------------------------------------------------------------------------------------------------------
95-58808          Frame structure for cleaning mold die (Anodizing metalliclayer        D.S. Kim         95/12/27
                  or metallic tape)
----------------------------------------------------------------------------------------------------------------------------------
95-58809          Chip size semiconductor package (CSP using substrate attaching        S.G. Lee         95/12/27
                  anisotropic conductive film and copper foil)
----------------------------------------------------------------------------------------------------------------------------------
95-50614          Semiconductor package (Making dam for preventing delamination         W.S. Shin        95/12/28
                  from the top & bottom of paddle)
----------------------------------------------------------------------------------------------------------------------------------
95-50615          Structure of semiconductor package (Paddleless)                       D.H. Moon        95/12/28
----------------------------------------------------------------------------------------------------------------------------------
95-50616          Semiconductor package (Surrounded by metal-cap at the bottom)         S.M. Kim         95/12/28
----------------------------------------------------------------------------------------------------------------------------------
95-50617          Leadframe structure for semiconductor packaging having fused area     E.S. Son         95/12/28
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
95-50618          Leadframe structure for semiconductor packaging (Making slots on      E.S. Son         95/12/28
                  lead tip for reducing thermal stress)
----------------------------------------------------------------------------------------------------------------------------------
95-50619          Structure of semiconductor package (Attaching the reliable heatsink)  J.H. Yoon        95/12/28
----------------------------------------------------------------------------------------------------------------------------------
95-50620          Plug of tube for shipping semiconductor package (Making a             I. Hwang         95/12/28
                  versatile plug)
----------------------------------------------------------------------------------------------------------------------------------
95-61438          Semiconductor package (Making dam for sweeping molding compound)      M.Y. Lee         95/12/28        P1 91076
----------------------------------------------------------------------------------------------------------------------------------
95-61439          Structure of heat slug for semiconductor package (Making wings on     J.H. Ku          95/12/28        P1 91077
                  the peripheral heat plug for gaining locking power)
----------------------------------------------------------------------------------------------------------------------------------
95-61440          Method of manufacturing leadframe (Adding thermal process in          W.S. Shin        95/12/28
                  forming process)
----------------------------------------------------------------------------------------------------------------------------------
95-52621          Leadframe structure for semiconductor package (Making tiebar for      K.J. Kim         95/12/29
                  preventing chip out from chip paddle
----------------------------------------------------------------------------------------------------------------------------------
95-52622          Leadframe structure for semiconductor package (Making a lot of        Y.C. Lyu         95/12/29
                  leads for integrated circuit)
----------------------------------------------------------------------------------------------------------------------------------
95-52623          Method for supplying electricity of rectifier during plating          A.K. Kang        95/12/29
                  process by iron plating
----------------------------------------------------------------------------------------------------------------------------------
95-52624          Device for detecting fixed state of leadframe during plating          C.K. Kim         95/12/29
                  process by iron plating (Attaching the touch sensor at the below of
                  Iron plating belt)
----------------------------------------------------------------------------------------------------------------------------------
95-52625          Structure for preventing grip belt from sagging during plating        A.K. Kang        95/12/29
                  process by iron plating
----------------------------------------------------------------------------------------------------------------------------------
95-52626          Filtering method of plating liquid in plating process                 A.K. Kang        95/12/29
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
95-53421          Pellet kicker structure for manufacturing semiconductor package       Y.J. Kwun        95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-53422          Molding apparatus for cutting flash of thin semiconductor package     Y.J. Kwun        95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-53423          Ink marking area structure of heatsink for semiconductor package      L.H. Kim         95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-53424          Structure of semiconductor package for preventing leakage of          D.H. Park        95/12/29
                  electromagnetic wave
----------------------------------------------------------------------------------------------------------------------------------
95-53425          Method of manufacturing chip size semiconductor package               Y.S. Yoon        95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-53426          Tray for semiconductor package (Making supporting pole at the         I. Hwang         95/12/29
                  side of tray)
----------------------------------------------------------------------------------------------------------------------------------
95-53427          Heatsink structure for semiconductor package (Making cap type)        S.G. Lee         95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-53428          Heatsink structure for semiconductor package (Making a lot of         D.B. Kang        95/12/29
                  stripe on heatsink)
----------------------------------------------------------------------------------------------------------------------------------
95-53429          Structure of installing pad of cam punch for forming                  H.Y. Lee         95/12/29
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
95-53430          Structure of controlling position of cam punch for forming            H.Y. Lee         95/12/29
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
95-53431          Apparatus of operating cam punch for forming semiconductor package    H.Y. Lee         95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-53432          Structure of cam punch for forming semiconductor package              H.Y. Lee         95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-53433          Structure of cleaning pad for marking semiconductor package           H.Y. Moon        95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-53434          Structure of semiconductor package (tiebarless & downset less)        D.S. Yoo         95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-65450          Semiconductor package (CSP: connecting between chip pad and           D.H. Park        95/12/29
                  bond pad as a gold ball)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
95-65451          Structure of semiconductor package (CSP)                              S.M. Kim         95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-65452          Structure of semiconductor package (Trim-less)                        S.M. Kim         95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-65453          Method of coating surface of semiconductor package                    B.H. Ahn         95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-67199          Cam die for forming semiconductor package                             H.Y. Lee         95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-67200          Mold die for molding semiconductor package                            D.J. Kim         95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-67201          Cam punch for forming semiconductor package                           H.Y. Lee         95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-67202          Method of adhesive semiconductor chip and structure of                Y.K. Lee         95/12/29
                  leadframe (QFP)
----------------------------------------------------------------------------------------------------------------------------------
95-67203          Structure of leadframe and method of attaching semiconductor          Y.J. Park        95/12/29
                  package using
----------------------------------------------------------------------------------------------------------------------------------
95-67204          Die of cutting lead                                                   J.Y. No          95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-67205          Punch of cutting lead                                                 I.K. Ko          95/12/29
----------------------------------------------------------------------------------------------------------------------------------
95-55056          Storage box of die-bonded leadframe materials                         M.S. Park        95/12/30
----------------------------------------------------------------------------------------------------------------------------------
95-55057          Storage box for leadframe stacked magazine during manufacturing       H.L. Kim         95/12/30
                  package
----------------------------------------------------------------------------------------------------------------------------------
95-55058          Block letter pad attaching structure of marking equipment for         B.H. Park        95/12/30
                  manufacturing semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
95-55059          Semiconductor package (Making holes on PKG-body for controlling       D.J. Bae         95/12/30
                  loading position)
----------------------------------------------------------------------------------------------------------------------------------
95-55060          Bend reforming device in PCB frame materials                          Y.S. Hwang       95/12/30
----------------------------------------------------------------------------------------------------------------------------------
95-69090          Flux spreading method of integrated circuit package                   Y.S. Hwang       95/12/30
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
95-69091          Block letter plate fixing device of marking apparatus for             B.H. Park        95/12/30
                  manufacturing semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
95-69092          Marking apparatus for manufacturing semiconductor package             B.H. Park        95/12/30
----------------------------------------------------------------------------------------------------------------------------------
95-69093          Semiconductor package for using solderballs and leads as I/O          Y.S. Son         95/12/30
                  terminal
----------------------------------------------------------------------------------------------------------------------------------
95-69094          Chip size package structure and manufacturing method thereof          S.H. Ha          95/12/30
----------------------------------------------------------------------------------------------------------------------------------
95-69095          Chip size package and manufacturing method thereof                    S.H. Ha          95/12/30
----------------------------------------------------------------------------------------------------------------------------------
95-69096          Chip size package structure and manufacturing method thereof          S.H. Ha          95/12/30
----------------------------------------------------------------------------------------------------------------------------------
95-69097          Chip size package                                                     K.C. Lee         95/12/30
----------------------------------------------------------------------------------------------------------------------------------
95-69098          BGA semiconductor package                                             N.H. Kwak        95/12/30
----------------------------------------------------------------------------------------------------------------------------------
95-69099          Leadframe of semiconductor package (Making double ring for wire       S.D. Lee         95/12/30
                  bonding easily power bonding and ground bonding)
----------------------------------------------------------------------------------------------------------------------------------
95-69100          Package heating method during wire bonding process of                 B.H. Moon        95/12/30
                  manufacturing semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
95-69101          Semiconductor package (CSP)                                           Y.M. Kim         95/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-05342          Die bonder                                                            C.J. Song        96/2/29         P0189378
----------------------------------------------------------------------------------------------------------------------------------
96-05343          Wafer map conversion method                                           C.J. Song        96/2/29         P0192216
----------------------------------------------------------------------------------------------------------------------------------
96-05345          Method of producing BGA semiconductor package metal carrier           I.K. Shim        96/2/29         P0192760
                  frame and BGA package produced by such method
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
96-06302          Method of manufacturing semiconductor package and structure           Y.W. Heo         96/3/11         P0192758
                  produced by such method (CSP: Making solder bump on chip pad)
----------------------------------------------------------------------------------------------------------------------------------
96-06303          Method of forming bump of CSP package (Forming bump on chip pad)      Y.W. Heo         96/3/11         P0192759
----------------------------------------------------------------------------------------------------------------------------------
96-09774          Method of manufactuting semiconductor package and structure           Y.W. Heo         96/4/1
                  produced by such method
----------------------------------------------------------------------------------------------------------------------------------
96-09775          Semiconductor package and method of manufacturing the same (BLP)      W.S. Shin        96/4/1
----------------------------------------------------------------------------------------------------------------------------------
96-09777          BGA semiconductor package                                             M.E. Lee         96/4/1
----------------------------------------------------------------------------------------------------------------------------------
96-09778          Solder ball land metal structure of BGA semiconductor package         M.E. Lee         96/4/1
----------------------------------------------------------------------------------------------------------------------------------
96-06892          Structure for connecting mold chase of mold for manufacturing         H.J. Lee         96/4/1          U0146456
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
96-14883          Apparatus for changing fixture of UVO3 automatic cleaner              K.N. Kim         96/6/4          U0148893
----------------------------------------------------------------------------------------------------------------------------------
96-14884          Apparatus for controlling width of guide rail in leadframe loader     Y.C. Cho         96/6/4
----------------------------------------------------------------------------------------------------------------------------------
96-14885          Leadframe loader                                                      K.N. Kim         96/6/4
----------------------------------------------------------------------------------------------------------------------------------
96-14886          Handler apparatus of UVO3 automatic cleaner                           Y.C. Cho         96/6/4          U0148894
----------------------------------------------------------------------------------------------------------------------------------
96-19858          Fixture structure of UVO3 automatic cleaner                           K.N. Kim         96/6/4
----------------------------------------------------------------------------------------------------------------------------------
96-19859          Loading and unloading apparatus of UVO3 automatic cleaner             Y.C. Cho         96/6/4
----------------------------------------------------------------------------------------------------------------------------------
96-19860          UVO3 automatic cleaner apparatus                                      K.N. Kim         96/6/4
----------------------------------------------------------------------------------------------------------------------------------
96-16791          Structure of heater block for bonding wire for BGA semiconductor      I.S. Yoon        96/6/20
                  package
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
96-16792          Mold structure for molding BGA semiconductor package                  I.S. Yoon        96/6/20
----------------------------------------------------------------------------------------------------------------------------------
96-16793          Heatsink for semiconductor package                                    B.H. Ahn         96/6/20
----------------------------------------------------------------------------------------------------------------------------------
96-22659          Leadframe structure and method of manufacturing semiconductor         S.K. Lee         96/6/20
                  package using the same (Making supporting poles near by tiebar)
----------------------------------------------------------------------------------------------------------------------------------
96-22660          Leadframe pad of semiconductor package for improving molding          K.O. Sohn        96/6/20
                  reliability (Making a plural of adhesive pattern at the
                  peripheral of paddle)
----------------------------------------------------------------------------------------------------------------------------------
96-22661          Leadframe pad of semiconductor package for improving molding          K.O. Sohn        96/6/20
                  reliability
----------------------------------------------------------------------------------------------------------------------------------
96-22897          Array chip scale semiconductor package                                W.S. Shin        96/6/21
----------------------------------------------------------------------------------------------------------------------------------
96-22898          Array chip on chip semiconductor package                              I.K. Han         96/6/21
----------------------------------------------------------------------------------------------------------------------------------
96-22899          Lead array leadframe and semiconductor package using the same         B.J. Han         96/6/21
----------------------------------------------------------------------------------------------------------------------------------
96-22900          Semiconductor package and method of manufacturing the same            L.H. Kim         96/6/21
                  (paddleless and tiebarless)
----------------------------------------------------------------------------------------------------------------------------------
96-22901          Semiconductor package and method for fabrication the same (CSP)       Y.W. Heo         96/6/21
----------------------------------------------------------------------------------------------------------------------------------
96-22902          Leadframe structure and semiconductor package using the same          B.H. Ahn         96/6/21         P0198312
                  (Downset-less)
----------------------------------------------------------------------------------------------------------------------------------
96-22903          Method of molding BGA semiconductor attached heatsink                 Y.M. Kim         96/6/21
----------------------------------------------------------------------------------------------------------------------------------
96-27617          Structure of socket for BGA semiconductor package                     J.H. Yoon        96/7/9
----------------------------------------------------------------------------------------------------------------------------------
96-27618          Leadframe structure and semiconductor package using the same (QFP)    J.H. Yoon        96/7/9
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
96-27619          Purity supply system for building wafer                               Y.W. Kim         96/7/9
----------------------------------------------------------------------------------------------------------------------------------
96-29000          Tray for inspecting reliability of semiconductor package              H.S. Jang        96/7/18
----------------------------------------------------------------------------------------------------------------------------------
96-29001          Apparatus of inspecting reliability of semiconductor package          H.S. Jang        96/7/18         P182191
----------------------------------------------------------------------------------------------------------------------------------
96-21510          Structure of megazine                                                 B.T. Hwang       96/7/22
----------------------------------------------------------------------------------------------------------------------------------
96-21511          Ion plating apparatus for semiconductor package                       A.K. Kang        96/7/22         U0149178
----------------------------------------------------------------------------------------------------------------------------------
96-21512          Apparatus of inserting semiconductor package                          B.H. Park        96/7/22
----------------------------------------------------------------------------------------------------------------------------------
96-21513          Loading apparatus of leadframe in ion plating process                 A.K. Kang        96/7/22         U0146267
----------------------------------------------------------------------------------------------------------------------------------
96-29555          Automatic solder ball placement apparatus                             D.S. Cho         96/7/22
----------------------------------------------------------------------------------------------------------------------------------
96-29556          Apparatus of loading PCB of automatic solder ball placement system    J.L. Jang        96/7/22
----------------------------------------------------------------------------------------------------------------------------------
96-29557          Apparatus of vibrating solder ball mounting members of automatic      D.S. Cho         96/7/22
                  solder ball placement system
----------------------------------------------------------------------------------------------------------------------------------
96-29558          Robot arm apparatus of automatic solder ball placement system         J.Y. Ha          96/7/22
----------------------------------------------------------------------------------------------------------------------------------
96-29559          Apparatus of transferring leadframe of making apparatus for           B.H. Park        96/7/22
                  manufacturing semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
96-30286          Air blow system for semiconductor package                             Y.I. Jang        96/7/25         P0201378
----------------------------------------------------------------------------------------------------------------------------------
96-30287          Apparatus for reloading of automatic solder ball placement system     B.P. Jung        96/7/25
----------------------------------------------------------------------------------------------------------------------------------
96-30486          Structure of establishing circuit position of mold for                Y.Y. Moon        96/9/21         U145718
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
96-41463          Heatspreader structure (PQIP)                                         S.K. Lee         96/9/21
----------------------------------------------------------------------------------------------------------------------------------
96-41464          Stacking BGA semiconductor package                                    S.M. Kim         96/9/21
----------------------------------------------------------------------------------------------------------------------------------
96-41465          Circuit board for BGA semiconductor package for testing electric      Y.M. Kim         96/9/21
                  reliability
----------------------------------------------------------------------------------------------------------------------------------
96-41466          Apparatus of testing electric reliability for semiconductor           Y.M. Kim         96/9/21
                  package (Making prove pin on PCB)
----------------------------------------------------------------------------------------------------------------------------------
96-41467          Heatspreader for semiconductor package                                D.Y. Kim         96/9/21         P187801
----------------------------------------------------------------------------------------------------------------------------------
96-41468          Semiconductor package structure                                       D.H. Park        96/9/21         P196493
----------------------------------------------------------------------------------------------------------------------------------
96-41470          Mold for BGA semiconductor package                                    Y.Y. Moon        96/9/21         P194362
----------------------------------------------------------------------------------------------------------------------------------
96-41472          PCB clamping apparatus for molding BGA semiconductor package          Y.Y. Moon        96/9/21         P196494
----------------------------------------------------------------------------------------------------------------------------------
96-43841          CSP structure and method of manufacturing the same                    Y.Y. Moon        96/10/4
----------------------------------------------------------------------------------------------------------------------------------
96-43842          CSP structure and method of manufacturing the same                    S.K. Lee         96/10/4
----------------------------------------------------------------------------------------------------------------------------------
96-43844          BGA semiconductor package                                             S.K. Lee         96/10/4
----------------------------------------------------------------------------------------------------------------------------------
96-44452          3th form die holder of trim and form system                           S.K. Lee         96/10/7         P0207341
----------------------------------------------------------------------------------------------------------------------------------
96-44453          Singulation die holder of trim and form system                        J.B. Kim         96/10/7         P0207342
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
96-44454          Form die holder of trim and form system                               M.H. Park        96/10/7         P189395
----------------------------------------------------------------------------------------------------------------------------------
96-44789          Heatsink-integrated semiconductor package with double                 W.S. Shin        96/10/9
                  encapsulating parts and method for fabricating the same
----------------------------------------------------------------------------------------------------------------------------------
96-46656          Semiconductor package                                                 S.K. Lee         96/10/18
----------------------------------------------------------------------------------------------------------------------------------
96-46657          Semiconductor package                                                 S.K. Lee         96/10/18
----------------------------------------------------------------------------------------------------------------------------------
96-34290          Wire spool structure of wire bonding apparatus                        S.H. Kim         96/10/18
----------------------------------------------------------------------------------------------------------------------------------
96-46948          PCB strip structure and semiconductor package produced by such method
----------------------------------------------------------------------------------------------------------------------------------
96-46949          CSP semiconductor package and method of manufacturing the same        S.K. Lee         96/10/19
----------------------------------------------------------------------------------------------------------------------------------
96-47915          Solder bumping apparatus                                              K.H. Lee         96/10/24
----------------------------------------------------------------------------------------------------------------------------------
96-47916          Apparatus of transferring BGA semiconductor package of solder         K.H. Lee         96/10/24
                  bumping apparatus
----------------------------------------------------------------------------------------------------------------------------------
96-47917          Solder ball mounting apparatus of solder bumping apparatus            K.H. Lee         96/10/24
----------------------------------------------------------------------------------------------------------------------------------
96-47918          Solder tray apparatus of solder bumping apparatus                     K.H. Lee         96/10/24
----------------------------------------------------------------------------------------------------------------------------------
96-47919          Apparatus of inspecting adhesion status of solder bumping apparatus   K.H. Lee         96/10/24
----------------------------------------------------------------------------------------------------------------------------------
96-47920          Solder ball unloading apparatus of solder bumping apparatus           K.H. Lee         96/10/24
----------------------------------------------------------------------------------------------------------------------------------
96-47921          Apparatus of inspecting solder ball mounting of solder bumping        K.H. Lee         96/10/24
                  apparatus
----------------------------------------------------------------------------------------------------------------------------------
96-47922          Loading apparatus of solder bumping apparatus                         K.H. Lee         96/10/24
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
96-49378          Mold for semiconductor package                                        H.Y. Yoo         96/10/29
----------------------------------------------------------------------------------------------------------------------------------
96-49379          Semiconductor package (Making at least one of the via-hole at         H.Y. Yoo         96/10/29
                  the bottom in molding process)
----------------------------------------------------------------------------------------------------------------------------------
96-51528          Leadframe for semiconductor package                                   Y.S. Jung        96/11/1
----------------------------------------------------------------------------------------------------------------------------------
96-58753          Method of manufacturing leadframe having exposed and arrayed          W.S. Shin        96/11/28
                  I/O terminal at below surface of semiconductor package(CSP)
----------------------------------------------------------------------------------------------------------------------------------
96-58754          Method of manufacturing leadframe having fused solder ball at         W.S. Shin        96/11/28
                  below surface of semiconductor package(CSP)
----------------------------------------------------------------------------------------------------------------------------------
96-58755          Semiconductor package structure(TQFP)                                 W.S. Shin        96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-58756          CSP structure having bottom lead type                                 W.S. Shin        96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-58757          Leadframe structure for CSP                                           S.S. Jang        96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-58758          Method of forming flip chip bump                                      J.H Song         96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-58759          Lead on chip area array bumped semiconductor package                  W.S. Shin        96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-58760          Area array bumped semiconductor package having ground and             W.S. Shin        96/11/28
                  power lines
----------------------------------------------------------------------------------------------------------------------------------
96-58761          Area array bumped semiconductor package having a plurality of         W.S. Shin        96/11/28
                  chips
----------------------------------------------------------------------------------------------------------------------------------
96-58762          Area array bumped semiconductor package having ground and             W.S. Shin        96/11/28
                  power lines
----------------------------------------------------------------------------------------------------------------------------------
96-58800          Wafer transfer apparatus of wafer mounting system                     W.H. Kong        96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-58801          Alignment of wafer mounting system                                    C.B. Lee         96/11/28        P199821
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
96-58802          Chuck apparatus of wafer mounting system                              W.H. Kong        96/11/28        P199822
----------------------------------------------------------------------------------------------------------------------------------
96-58803          Wafer check of wafer mounting system                                  W.H. Kong        96/11/28        P199823
----------------------------------------------------------------------------------------------------------------------------------
96-58804          Frame check of wafer mounting system                                  W.H. Kong        96/11/28        P199824
----------------------------------------------------------------------------------------------------------------------------------
96-58805          Apparatus of cutting tape of wafer mounting system                    W.H. Kong        96/11/28        P199825
----------------------------------------------------------------------------------------------------------------------------------
96-58806          Roller apparatus of wafer mounting system                             C.B. Lee         96/11/28        P199826
----------------------------------------------------------------------------------------------------------------------------------
96-58807          Tape transfer apparatus of wafer mounting system                      W.H. Kong        96/11/28        P199827
----------------------------------------------------------------------------------------------------------------------------------
96-58808          Tape tension main tenance detaining of wafer mounting system          W.H. Kong        96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-58809          Station of wafer mounting system                                      W.H. Kong        96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-58810          Liner of mold for semiconductor package                               Y.Y. Moon        96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-58811          Loading bar of mold for semiconductor package                         Y.Y. Moon        96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-58812          PCB of BGA semiconductor package                                      Y.Y. Moon        96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-58813          PCB of BGA semiconductor package                                      Y.Y. Moon        96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-58814          PCB transferring apparatus of forming system for BGA                  Y.Y. Moon        96/11/28
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
96-58815          Cavity plating installation structure of molding device for BGA       Y.Y. Moon        96/11/28        P198031
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
96-58816          Top moiding structure of molding device for BGA semiconductor         Y.Y. Moon        96/11/28        P198032
                  package
----------------------------------------------------------------------------------------------------------------------------------
96-58817          Wafer mounting method and apparatus for semiconductor package         C.B. Lee         96/11/28
----------------------------------------------------------------------------------------------------------------------------------
96-61958          Trimming method and apparatus for semiconductor package               HJ Son           96/12/5
----------------------------------------------------------------------------------------------------------------------------------
96-61959          Apparatus for inspecting trag inner material                          C.H. Lee         96/12/5
----------------------------------------------------------------------------------------------------------------------------------
96-62298          Structure and manufacturing method of CSP                             I.T. Han         96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62299          Structure and manufacturing method of CSP                             I.T. Han         96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62300          BGA semiconductor package                                             W.Y. Pyo         96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62301          Semiconductor package                                                 K.C. Lee         96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62302          BGA semiconductor package                                             W.Y. Pyo         96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62303          Structure preventing bending effect from semiconductor package        T.B. Jung        96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62304          Structure and manufacturing method of CSP                             I.T. Han         96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62305          Method for marking poor quality printed
                  circuit board units of printed circuit
                  board strip for semiconductor package and
                  the printed board strip
----------------------------------------------------------------------------------------------------------------------------------
96-62307          The Structure of semiconductor package(The dual type of BGA package)  W.S. Shin        96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62308          The Structure of semiconductor package(Stacking chip on leadframe)    W.S. Shin        96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62309          The molding method of semiconductor package                           W.S. Shin        96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62310          Structure of semiconductor package with good heat dissipation         W.S. Shin        96/12/6
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
96-62311          Cleaning method of die                                                B.H. Moon        96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62312          Manufacturing method of leadframe and CSP using the same              W.S. Shin        96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62313          The structure and manufacturing method of CSP                         W.S. Shin        96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62314          The structure of  leadframe and semiconductor package using the same  I.S. Yoon        96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62315          The structure of leadframe for semiconductor package                  S.M. Seo         96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62316          Bond-pad structure of semiconductor chip                              J.H. Song        96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62317          Lead-finger structure of flip-chip board                              S.M. Seo         96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-62318          The structure of flip-chip board                                      J.H. Song        96/12/6
----------------------------------------------------------------------------------------------------------------------------------
96-65236          Structure and method of BGA semiconductor package with heatsink       I.K. Shim        96/12/13
----------------------------------------------------------------------------------------------------------------------------------
96-65237          Semiconductor package                                                 S.K. Lee         96/12/13
----------------------------------------------------------------------------------------------------------------------------------
96-68819          Nonfunctional metal in clamping area                                  Y.M. Kim         96/12/20
----------------------------------------------------------------------------------------------------------------------------------
96-68820          Structure and manufacturing method of semiconductor package           J.H. Yoon        96/12/20
                  (Installing luminous diode in chip for malfunctional test)
----------------------------------------------------------------------------------------------------------------------------------
96-74111          The structure of leadframe and semiconductor package using the same   J.H. Yoon        96/12/27
----------------------------------------------------------------------------------------------------------------------------------
96-74112          Structure and manufacturing method of CSP with pin grid array         J.H. Yoon        96/12/27
----------------------------------------------------------------------------------------------------------------------------------
96-74113          Structure and manufacturing method of semiconductor package           J.H. Yoon        96/12/27
----------------------------------------------------------------------------------------------------------------------------------
96-74114          Structure and manufacturing method of semiconductor package           J.H. Yoon        96/12/27
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
96-74115          Structure and manufacturing method of semiconductor package           J.H. Yoon        96/12/27
                  (Attaching internally double chip on leadframe)
----------------------------------------------------------------------------------------------------------------------------------
96-74116          The solderball land of PCB for semiconductor package                  M.E. Lee         96/12/27
----------------------------------------------------------------------------------------------------------------------------------
96-74117          The structure of PCB for BGA semiconductor package                    Y.W. Heo         96/12/27
----------------------------------------------------------------------------------------------------------------------------------
96-74118          Attaching apparatus of solderball for integrated circuit package      Y.W. Heo         96/12/27
----------------------------------------------------------------------------------------------------------------------------------
96-74119          The structure of semiconductor package                                D.B. Kang        96/12/27
----------------------------------------------------------------------------------------------------------------------------------
96-64037          Heatspreader for semiconductor package                                L.H. Kim         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77898          BGA semiconductor package built-in carrier frame                      I.K. Shim        96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77899          BGA semiconductor package with carrier frame                          I.K. Shim        96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77900          Flexible circuit board of die flag for BGA semiconductor package      I.K. Shim        96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77901          Flexible circuit board of die flag for BGA semiconductor package      Y.W. Heo         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77902          Flexible circuit board of die flag for BGA semiconductor package      Y.W. Heo         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77903          Molding apparatus for area array bumped semiconductor package         W.S. Shin        96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77904          The structure of leadframe paddle                                     D.H. Moon        96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77905          Apparatus dispensing epoxy for semiconductor package                  D.H. Moon        96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77906          Apparatus dispensing epoxy for semiconductor package                  W.S. Shin        96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77907          The structure of leadframe                                            J.J. Lee         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77908          Plasma cleaner for semiconductor apparatus                            S.H. Ha          96/12/30
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
96-77909          Plasma cleaner for semiconductor apparatus
----------------------------------------------------------------------------------------------------------------------------------
96-77915          Attaching method and structure for semiconductor package              M.H. Park        96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77916          Printed circuit board for BGA semiconductor package                   J.H. Ku          96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77917          The structure of non conductive surface for semiconductor package     J.Y. Chung       96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77918          Semiconductor package                                                 J.Y. Chung       96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77919          Leadframe for semiconductor package                                   J.H. Cho         96/12/30        P199829
----------------------------------------------------------------------------------------------------------------------------------
96-77920          Printed circuit board for BGA semiconductor package                   L.H. Kim         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77921          The apparatus of die-bonding                                          B.S. Kim         96/12/30        P0206515
----------------------------------------------------------------------------------------------------------------------------------
96-77922          Printed circuit board for BGA semiconductor package                   Y.M. Kim         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77923          Back-end auto-inspection system for BGA semiconductor package         K.H. Lee         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77924          The apparatus providing PCB in back-end auto inspection system        K.H. Lee         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77925          PCB guide in back-end auto inspection system                          K.H. Lee         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77926          Inspection apparatus in back-end auto-inspection system               K.H. Lee         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77927          The apparatus transferring PCB in back-end auto-inspection system     S.H. Jang        96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77928          The apparatus outleting PCB in back-end auto-inspection system        K.H. Lee         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77929          Turn-guide of PCB in back-end auto-inspection system                  K.H. Lee         96/12/30
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
96-77930          Grip apparatus of PCB in back-end auto-inspection system              K.H. Lee         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77931          The structure of PCB for BGA semiconductor package                    S.M. Kim         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77932          The enlarged scale semiconductor package                              J.Y. Chung       96/12/30
----------------------------------------------------------------------------------------------------------------------------------
96-77933          Structure and method of heatspreader coating surface                  L.H. Kim         96/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-01592          Structure and method of CSP                                           I.K. Shim        97/1/21
----------------------------------------------------------------------------------------------------------------------------------
97-02504          The sigulration method of BGA semiconductor package                   Y.W. Heo         97/1/28
----------------------------------------------------------------------------------------------------------------------------------
97-02259          Magazine (Making safely stacked guide ring)                           B.S. Park        97/2/14
----------------------------------------------------------------------------------------------------------------------------------
97-04432          Semiconductor package (PGA)                                           Y.S. Sohn        97/2/14
----------------------------------------------------------------------------------------------------------------------------------
97-04433          Semiconductor package (Using the pin-type of metal sheet)             Y.S. Sohn        97/2/14
----------------------------------------------------------------------------------------------------------------------------------
97-04434          The marking method of semiconductor package                           Y.S. Sohn        97/2/14
----------------------------------------------------------------------------------------------------------------------------------
97-04435          The method of forming solder-ball land and BGA semiconductor          S.J. Kim         97/2/14
                  package including the same
----------------------------------------------------------------------------------------------------------------------------------
97-04436          The mounting method of semiconductor package                          K.C. Lee         97/2/14
----------------------------------------------------------------------------------------------------------------------------------
97-02323          The structure of printed circuit board                                Y.M. Kim         97/2/17
----------------------------------------------------------------------------------------------------------------------------------
97-04652          Structure and manufacturing method for flip-chip semiconductor        S.J. Kim         97/2/17
                  package
----------------------------------------------------------------------------------------------------------------------------------
97-04653          BGA semiconductor package                                             W.Y. Pyo         97/2/17
----------------------------------------------------------------------------------------------------------------------------------
97-04654          Metallic semiconductor package (CSP)                                  Y.M. Kim         97/2/17
----------------------------------------------------------------------------------------------------------------------------------
97-04655          Structure and manufacturing method of CSP                             Y.M. Kim         97/2/17
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
97-04657          Ball grid array semiconductor package                                 S.S. Cha         97/2/17
----------------------------------------------------------------------------------------------------------------------------------
97-04870          CSP semiconductor package  using flexible circuit board               I.K. Shim        97/2/18
----------------------------------------------------------------------------------------------------------------------------------
97-04871          CSP semiconductor package  using rigid-flex printed circuit board     I.K. Shim        97/2/18
----------------------------------------------------------------------------------------------------------------------------------
97-06062          The structure of semiconductor package                                Y.W. Heo         97/2/26
----------------------------------------------------------------------------------------------------------------------------------
97-06063          Structure and manufacturing method of semiconductor package (CSP)     Y.W. Heo         97/2/26
----------------------------------------------------------------------------------------------------------------------------------
97-16918          Input/ouput pad alignment                                             D.H. Park        97/5/1
----------------------------------------------------------------------------------------------------------------------------------
97-16919          CSP semiconductor package  using lead on chip                         I.T. Han         97/5/1
----------------------------------------------------------------------------------------------------------------------------------
97-16920          The structure of leadframe                                            I.T. Han         97/5/1

----------------------------------------------------------------------------------------------------------------------------------
97-09726          The structure of inner-lead clamp                                     S.H. Kim         97/5/1
----------------------------------------------------------------------------------------------------------------------------------
97-09727          Wire-bonding apparatus and spool holder                               J.H. Choi        97/5/1
----------------------------------------------------------------------------------------------------------------------------------
97-18551          Semiconductor package (Attaching heatsink on the top of chip)         W.Y. Pyo         97/5/13
----------------------------------------------------------------------------------------------------------------------------------
97-18552          Semiconductor package and the method using the same (Eliminating      W.M. Yang        97/5/13
                  die attaching process)
----------------------------------------------------------------------------------------------------------------------------------
97-18553          Semiconductor package (Positioning closely bending innerlead          C.H. Lee         97/5/13
                  for heat dissipation)
----------------------------------------------------------------------------------------------------------------------------------
97-18554          The card structure for packaging directly chip                        S.G. Lee         97/5/13
----------------------------------------------------------------------------------------------------------------------------------
97-18555          Semiconductor package (Attaching adhesive tape on heatsink for        K.J. Kim         97/5/13
                  preventing shorting)
----------------------------------------------------------------------------------------------------------------------------------
97-10616          A tray for storing semiconductor chip                                 S.M. Seo         97/5/13
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
97-10617          A tray for storing semiconductor chip                                 S.M. Seo         97/5/13
----------------------------------------------------------------------------------------------------------------------------------
97-10618          A tray for storing semiconductor chip                                 J.H. Song        97/5/13
----------------------------------------------------------------------------------------------------------------------------------
97-18506          CSP semiconductor package                                             S.G. Lee         97/5/13
----------------------------------------------------------------------------------------------------------------------------------
97-18507          Semiconductor package (Attaching the leadframe of array type at       S.G. Lee         97/5/13
                  the bottom of package)
----------------------------------------------------------------------------------------------------------------------------------
97-18508          Method and structure recognizing leadframe for wire bonding           J.W. Park        97/5/13
                  (Making identification mark at one of the outline leads)
----------------------------------------------------------------------------------------------------------------------------------
97-18622          Magazine for semiconductor package                                    Y.Y. Moon        97/5/13
----------------------------------------------------------------------------------------------------------------------------------
97-18623          Semiconductor package (Making test terminals in circuit test)         W.S. Shin        97/5/13
----------------------------------------------------------------------------------------------------------------------------------
97-18624          Semiconductor package (BGA)                                           W.S. Shin        97/5/13
----------------------------------------------------------------------------------------------------------------------------------
97-18625          The heater block apparatus of loading leadframe for                   S.W. Han         97/5/13
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
97-18626          Semiconductor package (Attaching heatsink patterned by                S.K. Lee         97/5/13
                  protrusion shape)
----------------------------------------------------------------------------------------------------------------------------------
97-18627          Semiconductor package and molding device                              W.S. Shin        97/5/13
----------------------------------------------------------------------------------------------------------------------------------
97-18628          Printed circuit board for semiconductor package                       Y.M. Kim         97/5/13
----------------------------------------------------------------------------------------------------------------------------------
97-18629          Semiconductor package (Attaching coupling agent for preventing        W.S. Shin        97/5/13
                  crack & popcorn from PCB)
----------------------------------------------------------------------------------------------------------------------------------
97-10650          Leadframe for semiconductor package                                   D.Y. Kim         97/5/13
----------------------------------------------------------------------------------------------------------------------------------
97-14577          The cleaning apparatus of marking pad                                 Y.K. Kwak        97/6/17
----------------------------------------------------------------------------------------------------------------------------------
97-14578          Inspection apparatus and turning structure for manufacturing          Y.K. Kwak        97/6/17
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
97-14579          Pushing road apparatus for manufacturing semiconductor package        C.H. Ko          97/6/17
----------------------------------------------------------------------------------------------------------------------------------
97-14580          Marking apparatus for manufacturing semiconductor package             K.N. Kim         97/6/17
----------------------------------------------------------------------------------------------------------------------------------
97-14581          The bottom structure of die for manufacturing semiconductor           K.N. Kim         97/6/17
                  package
----------------------------------------------------------------------------------------------------------------------------------
97-25115          Marking apparatus for manufacturing semiconductor package             H.K. Yang        97/6/17
----------------------------------------------------------------------------------------------------------------------------------
97-25116          Rotary table apparatus of marking machine for manufacturing           K.N. Kim         97/6/17
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
97-25117          Input/ouput magazine apparatus for manufacturing semiconductor        H.K. Yang        97/6/17
                  package
----------------------------------------------------------------------------------------------------------------------------------
97-25118          Transferring apparatus of marking device for manufacturing            K.H. Kim         97/6/17
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
97-25119          Turning apparatus of marking device for manufacturing                 Y.C. Cho         97/6/17
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
97-17040          Thermalsetting oven apparatus for semiconductor package               B.H. Moon        97/6/30
----------------------------------------------------------------------------------------------------------------------------------
97-17041          Trim/form apparatus for manufacturing semiconductor package           J.Y. Ha          97/6/30
----------------------------------------------------------------------------------------------------------------------------------
97-17042          Tube apparatus for manufacturing semiconductor package                J.Y. Ha          97/6/30
----------------------------------------------------------------------------------------------------------------------------------
97-29850          Bond-pad structure for semiconductor chip                             J.Y. Chung       97/6/30
----------------------------------------------------------------------------------------------------------------------------------
97-29851          The controlling device of marking apparatus                           H.W. Kim         97/6/30
----------------------------------------------------------------------------------------------------------------------------------
97-31735          A microscope for inspecting wafer                                     J.H. Choi        97/7/9
----------------------------------------------------------------------------------------------------------------------------------
97-31960          A cleaning device of semiconductor package                            B.S. Bea         97/7/10
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
97-32795          Pattern recognition system and recognition method of ground           W.M. Yang        97/7/15
                  bonding location thereof
----------------------------------------------------------------------------------------------------------------------------------
97-32796          Inner lead clamp construction of wire bonding system for              S.J. Kim         97/7/15
                  manufacturing semiconductor package and wire bonding method thereof
----------------------------------------------------------------------------------------------------------------------------------
97-26952          Solder ball box of ball bumping system                                B.S. Bae         97/6/24

----------------------------------------------------------------------------------------------------------------------------------
97-30513          The electrode tip mount of the wire-bonding system for                J.H. Choi        97/7/1
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-31199          The marking head in ink-marking system for semiconductor packages     K.C. Park        97/7/5
----------------------------------------------------------------------------------------------------------------------------------
97-18255          The heater block of wire-bonder for semiconductor package             S.H. Kim         97/7/10
----------------------------------------------------------------------------------------------------------------------------------
97-18256          The setting-gauge for capillary in wire bonder                        S.H. Kim         97/7/10

----------------------------------------------------------------------------------------------------------------------------------
97-18257          The wire spool holder of the wire-bonder                              S.H. Kim         97/7/10

----------------------------------------------------------------------------------------------------------------------------------
97-18258          The wire-supply device of the wire-bonder                             S.H. Kim         97/7/10

----------------------------------------------------------------------------------------------------------------------------------
97-32093          Removing method and apparatus for the heat from heater block          S.H. Kim         97/7/10
                  in the wire bonder
----------------------------------------------------------------------------------------------------------------------------------
97-34517          The solder ball bumping system for BGA semiconductor packages         K.H. Lee         97/7/23
----------------------------------------------------------------------------------------------------------------------------------
97-34518          The input apparatus of the solder ball bumping system for BGA         K.H. Lee         97/7/23
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-34519          The pusher of the solder ball bumping system for BGA                  K.H. Lee         97/7/23
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-34520          The flow apparatus of the solder ball bumping system for BGA          K.H. Lee         97/7/23
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
97-34521          The table of ther solder ball bumping system for BGA                  K.H. Lee         97/7/23
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-34522          The material setting apparatus of the solder ball bumping             K.H. Lee         97/7/23
                  system for BGA semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-34523          The printer of the solder ball bumping system for BGA                 K.H. Lee         97/7/23
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-34524          The solder ball supply apparatus of the solder ball bumping           K.H. Lee         97/7/23
                  system for BGA semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-34525          The sensing apparatus of double ball in the solder ball bumping       K.H. Lee         97/7/23
                  system for BGA semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-34526          The solder ball tool of the solder ball bumping system for            K.H. Lee         97/7/23
                  BGA semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-34527          The PCB-exhauster for solder ball bumping system of BGA               K.H. Lee         97/7/23
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-19772          Magazine of semiconductor packages                                    J.Y. Chung       97/7/25
----------------------------------------------------------------------------------------------------------------------------------
97-18629          Dotted epoxy inspection system of die bonder for manufacturing        J.J. Chun        97/7/15
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
97-18630          Wire spool construction system for manufacturing semiconductor        S.H. Kim         97/7/15
                  package
----------------------------------------------------------------------------------------------------------------------------------
97-36487          Pattern recognition system for leadframe and its control method       H.K. Joh         97/7/31
----------------------------------------------------------------------------------------------------------------------------------
97-39483          The inspection system for BGA semiconductor packages                  C.B. Lee         97/8/20
----------------------------------------------------------------------------------------------------------------------------------
97-39484          The supply device of inspection system for BGA semiconductor          S.H. Jang        97/8/20
                  packages
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
97-39485          The griper of inspection system for BGA semiconductor packages        H.D. Lee         97/8/20
----------------------------------------------------------------------------------------------------------------------------------
97-39486          The material feed device of inspection system for BGA                 S.K. Kim         97/8/20
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-39487          The flow device of inspection system for BGA semiconductor            H.H. Park        97/8/20
                  packages
----------------------------------------------------------------------------------------------------------------------------------
97-39488          The flow device of inspection system for BGA semiconductor            H.H. Park        97/8/20
                  packages
----------------------------------------------------------------------------------------------------------------------------------
97-39489          The select device of inspection system for BGA semiconductor          H. Cho           97/8/20
                  packages
----------------------------------------------------------------------------------------------------------------------------------
97-39490          The material feed tray for BGA semiconductor packages                 M.E. Lee         97/8/20
----------------------------------------------------------------------------------------------------------------------------------
97-22674          Operation system of microscope to wafer inspection                    J.H. Choi        97/8/21
----------------------------------------------------------------------------------------------------------------------------------
97-10103          Method of decreasing bending for integrated circuit package (BGA)     Y.W. Heo         97/3/24         P122847
----------------------------------------------------------------------------------------------------------------------------------
97-21289          The guide-device of leadframe in trim-form-system for                 K.C. Park        97/8/1
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-25666          The property remove tray of BGA semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
97-25668          The property remove tray of BGA semiconductor package                 W.J. Kang        97/8/1
----------------------------------------------------------------------------------------------------------------------------------
97-46504          The mold for semiconductor package                                    J.C. Hong        97/9/10
----------------------------------------------------------------------------------------------------------------------------------
97-46505          The heater block of wire-bonding device for semiconductor packages    J.Y. Ha          97/9/10
----------------------------------------------------------------------------------------------------------------------------------
97-26383          The epoxy application tool of wafer mounting system off               S.H. Kim         97/9/23
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
97-26384          The epoxy application tool of wafer mounting system off               Y.H. Park        97/9/23
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-26385          The wafer table establishment structure of wafer mounting             K.B. Choi        97/9/23
                  system off semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
97-49085          Cutting device for tie-bar of leadframe                               S.J. Oh          97/9/26
----------------------------------------------------------------------------------------------------------------------------------
97-26791          Structure of a heat slug for semiconductor package                    L.H. Kim         97/9/26
----------------------------------------------------------------------------------------------------------------------------------
97-49241          Structure of a capillary                                              J.Y. Chung       97/9/26
----------------------------------------------------------------------------------------------------------------------------------
97-28504          The package cleaning device of ink marking system for BGA             O.K. Choi        97/10/14
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-52603          Chip ejection method and device for semiconductor packages            D.S. Kim         97/10/23
----------------------------------------------------------------------------------------------------------------------------------
97-52604          The Top cavity insert structure of mold for semiconductor packages    Y.Y. Moon        97/10/23
----------------------------------------------------------------------------------------------------------------------------------
97-52605          The mold of semiconductor packages                                    G.J. Kim         97/10/23
----------------------------------------------------------------------------------------------------------------------------------
97-52606          Marking method and device of marking system for semiconductor         Y.K. Kim         97/10/23
                  packages
----------------------------------------------------------------------------------------------------------------------------------
97-52607          Uniformly inking device of marking head in marking system for         Y.K. Kim         97/10/23
                  semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-52608          The top cavity insert of mold for semiconductor packages              I.S. Kim         97/10/23
----------------------------------------------------------------------------------------------------------------------------------
97-52609          A Container of wiping fluid for semiconductor packages                Y.J. Han         97/10/23
----------------------------------------------------------------------------------------------------------------------------------
97-52714          Semiconductor packages                                                J.Y. Chung       97/10/23
----------------------------------------------------------------------------------------------------------------------------------
97-54505          Tray for storing ball grid array semiconductor package                S. M. Kim        97/10/23
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
97-54506          Tube for storing ball grid array semiconductor package                S. M. Kim        97/10/23
----------------------------------------------------------------------------------------------------------------------------------
97-54508          Ball grid array semiconductor package using a silicon substrate       W.J. Kang        97/10/23
----------------------------------------------------------------------------------------------------------------------------------
97-54510          Semiconductor package for a flip chip and its manufacturing method    S.J. Kim         97/10/23
----------------------------------------------------------------------------------------------------------------------------------
97-54511          Printed circuit board of matrix type                                  S.J. Kim         97/10/23
-----------------------------------------------------------------------------------------------------------------------------------
97-54512          Flattening method of glob top material surface encapsulated for       S.W. Shin        97/10/23
                  apparatus
-----------------------------------------------------------------------------------------------------------------------------------
97-54513          Metal mold for manufacturing semiconductor package                    H.J. Lee         97/10/23
-----------------------------------------------------------------------------------------------------------------------------------
97-54514          Lead frame of semiconductor package                                   S.G. Lee         97/10/23
-----------------------------------------------------------------------------------------------------------------------------------
97-54515          Marking method of a semiconductor package using a laser beam          S.J. Kim         97/10/23
                  and its apparatus
-----------------------------------------------------------------------------------------------------------------------------------
97-29924          Construction of bond roller for wafer mounter                         W.H. Kong        97/10/28
-----------------------------------------------------------------------------------------------------------------------------------
97-29925          Anti-reverse rotation structure of tape roller for wafer mounter      C.B. Lee         97/10/28
-----------------------------------------------------------------------------------------------------------------------------------
97-55636          Wafer mounter having function for attaching barcode label of          W.H. Kim         97/10/28
                  wafer identification number
-----------------------------------------------------------------------------------------------------------------------------------
97-55637          Wafer mounter for semiconductor equipment                             W.H. Kong        97/10/28
-----------------------------------------------------------------------------------------------------------------------------------
97-56567          Solder ball array device for ball grid array package                  I.S. Kim         97/10/30
-----------------------------------------------------------------------------------------------------------------------------------
97-58067          The epoxy tool of die attach device for semiconductor packages        Y.H. Kim         97/11/4
-----------------------------------------------------------------------------------------------------------------------------------
97-58068          The PCB of BGA semiconductor packages                                 D.Y. So          97/11/4
-----------------------------------------------------------------------------------------------------------------------------------
97-58069          The Marking test device of semiconductor packages                     N.J. Myoung      97/11/4
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
97-58070          The Marking test device of PCB for BGA semiconductor packages         J.H. Choi        97/11/4
----------------------------------------------------------------------------------------------------------------------------------
97-63195          Magazine clamp for semiconductor packages                             Y.Y. Moon        97/11/26
----------------------------------------------------------------------------------------------------------------------------------
97-63196          Wire bonding sensing method and sensing means of wire bonding         J.H. Choi        97/11/26
                  device for semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
97-64123          Printed circuit board of wafer taped chip scale package and           S.J. Kim         97/11/28
                  method of routing it
----------------------------------------------------------------------------------------------------------------------------------
97-64124          Dispensing method of glob top for semiconductor package               W.J. Kang        97/11/28
----------------------------------------------------------------------------------------------------------------------------------
97-64125          Ball grid array semiconductor package                                 S.J. Kim         97/11/28
----------------------------------------------------------------------------------------------------------------------------------
97-64126          The mold of chip array ball grid array package and mold               S.J. Kim         97/11/28
                  structure using the same
----------------------------------------------------------------------------------------------------------------------------------
97-64127          Printed circuit board of matrix type and molding method of the same   S.J. Kim         97/11/28
----------------------------------------------------------------------------------------------------------------------------------
97-64128          Mold structure of through gate the for manufacturing                  S.M. Kim         97/11/28
                  semiconductor package and semiconductor package manufacturing method using the same
----------------------------------------------------------------------------------------------------------------------------------
97-65410          Frame for cleaning mold for manufacturing semiconductor package       H.J. Kim         97/12/2
----------------------------------------------------------------------------------------------------------------------------------
97-72033          Solder ball bumping system for manufacturing semiconductor package    Y.C.Cho          97/12/22
----------------------------------------------------------------------------------------------------------------------------------
97-72034          Flux dotting device for manufacturing semiconductor package           Y.K. Kwak        97/12/22
----------------------------------------------------------------------------------------------------------------------------------
97-72035          Solder ball bumping method of semiconductor package and its           Y.C.Cho          97/12/22
                  apparatus
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
97-72036          Solder ball mounting method of semiconductor package its apparatus    K.N. Kim         97/12/22
----------------------------------------------------------------------------------------------------------------------------------
97-43953          Lead frame structure for semiconductor package                        S.H. Na          97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-43954          Tape automated bonding tool for a semiconductor chip                  S.G. Ko          97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-43955          Transducer holder for wire bonding of a semiconductor chip            S.G. Ko          97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-43956          Magazine structure for safe keeping lead frame                        S.M. Hong        97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-43957          Blade construction of deflash apparatus for manufacturing             K.C. Park        97/12/24
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
97-43958          Structure of trim/form device for manufacturing semiconductor         K.C. Park        97/12/30
                  package
----------------------------------------------------------------------------------------------------------------------------------
97-43959          Mold for manufacturing semiconductor package using a flexible         S.H. Ha          97/12/30
                  circuit board
----------------------------------------------------------------------------------------------------------------------------------
97-43960          Tube changing device for inserting semiconductor package              H.W. Kim         97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-43961          Structure of singulation die for manufacturing semiconductor          H.W. Kim         97/12/30
                  package
----------------------------------------------------------------------------------------------------------------------------------
97-43962          Capillary for bonding wire of a semiconductor chip                    S.G. Ko          97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-43963          Mark of tray for semiconductor package                                H.W. Cho         97/12/29
----------------------------------------------------------------------------------------------------------------------------------
97-43964          Manufacturing device for semiconductor package                        H.Y. Lee         97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-43965          Manufacturing device for semiconductor package                        H.Y. Lee         97/12/29
----------------------------------------------------------------------------------------------------------------------------------
97-43966          Lead frame of semiconductor package                                   J.H. Cho         97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-43967          Paddle structure of lead frame for semiconductor package              S.S. Jang        97/12/30
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
97-43968          Paddle structure of lead frame for semiconductor package              S.S. Jang        97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-43969          Press system for cutting paddle of lead frame                         D.J. Kim         97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-79219          Semiconductor package manufacturing method                            K.C. Park        97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-79220          Deflash method for manufacturing semiconductor package and its        K.C. Park        97/12/30
                  apparatus
----------------------------------------------------------------------------------------------------------------------------------
97-79221          Inspecting equipment for wire bonding of a semiconductor chip         M.S. Shin        97/12/30
                  and method thereof
----------------------------------------------------------------------------------------------------------------------------------
97-79222          Structure of chip array ball grid array semiconductor package         J.Y. Yang        97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-79223          Automatic ball size filtering device of solder ball bumping           H.Y. Lee         97/12/30
                  system for manufacturing semiconductor package and its method
----------------------------------------------------------------------------------------------------------------------------------
97-79224          Manufacturing method of semiconductor package                         T.B. Jung        97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-79225          Ball grid array semiconductor package using a flexible circuit        S.H. Ha          97/12/30
                  board
----------------------------------------------------------------------------------------------------------------------------------
97-79226          Adhesive layer structure for manufacturing semiconductor package      S.H. Ha          97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-79227          Attaching method of flexible circuit board on carrier frame for       S.H. Ha          97/12/30
                  ball grid array semiconductor units
----------------------------------------------------------------------------------------------------------------------------------
97-79228          Ball grid array semiconductor package using a flexible circuit        S.H. Ha          97/12/30
                  board
----------------------------------------------------------------------------------------------------------------------------------
97-79229          Solder ball land of ball grid array semiconductor package using       S.H. Ha          97/12/30
                  a flexible circuit board
----------------------------------------------------------------------------------------------------------------------------------
97-79230          Singulation method of ball grid array semiconductor package           S.H. Ha          97/12/30
                  using a flexible circuit board strip and its apparatus
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
97-79231          Wire bonding apparatus for manufacturing semiconductor packages       C.H. Woo         97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-79232          Ball grid array semiconductor package using a flexible circuit        S.H. Ha          97/12/30
                  board and its manufacturing method
----------------------------------------------------------------------------------------------------------------------------------
97-79233          Picker block of ball bumping system for manufacturing                 H.Y. Lee         97/12/30
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
97-79234          Structure of chip size semiconductor package and its                  sif, Chowdhury   97/12/30
                  manufacturing method
----------------------------------------------------------------------------------------------------------------------------------
97-79235          Attaching structure for tube and plug for semiconductor units         J.Y. Ha          97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-79236          Marking apparatus for manufacturing a semiconductor package           H.Y. Lee         97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-79237          Flux dotting device of ball bumping system for manufacturing          H.Y. Lee         97/12/30
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
97-79567          Tube -holder for semiconductor packages                               J.Y. Ha          97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-79572          Manufacturing device of semiconductor packages                        G.H. Lee         97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-79573          Manufacturing device of semiconductor packages                        G.H. Lee         97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-79574          Manufacturing device of semiconductor packages                        G.H. Lee         97/12/30
----------------------------------------------------------------------------------------------------------------------------------
97-50557          Plating method for out leads of a semiconductor package               J.W. Lee         97/9/30
----------------------------------------------------------------------------------------------------------------------------------
98-03920          Lead frame of semiconductor package                                   M. Yoo           98/3/17
----------------------------------------------------------------------------------------------------------------------------------
98-03926          Electro flame off tip of wire bonding system for manufacturing        J.Y. Chung       98/3/17
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
98-09104          Printed circuit board for ball grid array semiconductor package and its manufacturing method
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
98-09105          Blade structure for sawing semiconductor wafer and sawing method      W.S. Lim         98/3/17
                  using the same
----------------------------------------------------------------------------------------------------------------------------------
98-12364          Semiconductor package                                                 S.G. Lee         98/4/8
----------------------------------------------------------------------------------------------------------------------------------
98-06790          Tray loading device of semiconductor package manufacturing            J.I. Oh          98/4/28
                  apparatus
----------------------------------------------------------------------------------------------------------------------------------
98-06791          Ejection device of pick and place system for semiconductor            N.H. Kwak        98/4/28
                  equipment
----------------------------------------------------------------------------------------------------------------------------------
98-06792          Cassette loading device of mounter system for semiconductor           W.H. Kong        98/4/28
                  equipment
----------------------------------------------------------------------------------------------------------------------------------
98-06793          Feeding device of material for semiconductor package manufacturing    N.H. Kwak        98/4/28
                  apparatus
----------------------------------------------------------------------------------------------------------------------------------
98-06794          Magazine fixing device of semiconductor package manufacturing         W.H. Kong        98/4/28
                  apparatus
----------------------------------------------------------------------------------------------------------------------------------
98-06795          Gripper device for semiconductor package manufacturing apparatus      C.B. Lee         98/4/28
----------------------------------------------------------------------------------------------------------------------------------
98-06796          Pusher device of semiconductor package manufacturing device           W.H. Kong        98/4/28
----------------------------------------------------------------------------------------------------------------------------------
98-06797          Dispenser structure of encapsulation apparatus for manufacturing      S.B. Na          98/4/28
                  semiconductor
----------------------------------------------------------------------------------------------------------------------------------
98-15158          Control method of encapsulation apparatus for manufacturing           G.H. Lee         98/4/28
                  semiconductor
----------------------------------------------------------------------------------------------------------------------------------
98-15159          Mounter device for semiconductor equipment                            C.B. Lee         98/4/28
----------------------------------------------------------------------------------------------------------------------------------
98-19303          Molding method of printed circuit board for semiconductor package     S. J. Kim        98/5/27
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
98-19304          Printed Circuit Board                                                 S. J. Kim        98/5/27
----------------------------------------------------------------------------------------------------------------------------------
98-09915          Structure of semiconductor package                                    S.G. Lee         98/6/11
----------------------------------------------------------------------------------------------------------------------------------
98-09916          Structure of BGA-semiconductor package                                S.J. Kim         98/6/11
----------------------------------------------------------------------------------------------------------------------------------
98-21719          Winding method for end-wire of wire-spool                             S.H. Kim         98/6/11
----------------------------------------------------------------------------------------------------------------------------------
98-21720          Semiconductor package                                                 S.J. Son         98/6/11
----------------------------------------------------------------------------------------------------------------------------------
98-21721          Structure of semiconductor package                                    J.Y. Chung       98/6/11
----------------------------------------------------------------------------------------------------------------------------------
98-23666          BGA-semiconductor packages and its manufacturing method               S.S. Cha         98/6/23
----------------------------------------------------------------------------------------------------------------------------------
98-12069          Singulation device for manufacturing semiconductor                    J.Y. Chung       98/7/2
----------------------------------------------------------------------------------------------------------------------------------
98-12070          A guide rail structure for semiconductor                              Y.Y. Cho         98/7/2
----------------------------------------------------------------------------------------------------------------------------------
98-12071          Magazine carrier                                                      J.Y. Ha          98/7/2
----------------------------------------------------------------------------------------------------------------------------------
98-12072          Lead frame of semiconductor package                                   J.H. Jeong       98/7/2
----------------------------------------------------------------------------------------------------------------------------------
98-27292          Epoxy resin composition for die attachment                            J.S. Kwak        98/7/7
----------------------------------------------------------------------------------------------------------------------------------
98-35551          Lead frame structure for semiconductor packages                       Y.Y. Mun         98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35552          Mold structure for semiconductor packages                             Y.Y. Mun         98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35553          Air vent structure of mold for semiconductor packages                 Y.Y. Mun         98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35554          Mold structure for semiconductor packages                             Y.Y. Mun         98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35555          Manufacturing method and mold structure for F-BGA semiconductor       Y.Y. Mun         98/8/31
                  packages
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
98-35604          Wire bonding method for manufacturing semiconductor package           J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35605          Circuit tape for semiconductor package                                J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35606          Circuit tape for semiconductor package                                J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35607          Circuit tape for semiconductor package                                J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35608          Lamination device of wafer and circuit tape for manufacturing         W.H. Kong        98/8/31
                  semiconductor package and its method
----------------------------------------------------------------------------------------------------------------------------------
98-35609          Attaching device of circuit film and elastomer tape for               W.H. Kong        98/8/31
                  manufacturing semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
98-35610          Heating and pressure capacity of wafer and circuit tape for           N.H. Kwak        98/8/31
                  manufacturing semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
98-35611          Cutting device of circuit tape attached to wafer for                  C.B. Lee         98/8/31
                  manufacturing semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
98-35612          Solder ball land structure of film for semiconductor package          J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35613          Circuit tape applied to manufacture of a semiconductor package        J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35614          Manufacturing method of semiconductor package using a circuit tape    J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35615          Circuit tape for semiconductor package                                J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35616          Circuit tape for semiconductor package                                J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35617          Bonding method of wafer and circuit tape for manufacturing            W.H. Kong        98/8/31
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
98-35618          Circuit tape and wafer bonding apparatus for manufacturing            W.H. Kong        98/8/31
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
98-35619          Encapsulation cure method of semiconductor package                    J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35620          Marking method for manufacturing semiconductor package                J.H. Yoon        98/8/31

----------------------------------------------------------------------------------------------------------------------------------
98-35621          Solder ball bumping method for manufacturing semiconductor package    J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35622          Bonding method of wafer and circuit tape for manufacturing            J.H. Yoon        98/8/31
                  semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
98-35623          Marking method of semiconductor package                               J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35624          Manufacturing method of semiconductor package                         J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-35625          Manufacturing method of semiconductor package                         J.H. Yoon        98/8/31
----------------------------------------------------------------------------------------------------------------------------------
98-36897          Printed circuit board for semiconductor package for preventing        S.J. Kim         98/9/8
                  static electricity
----------------------------------------------------------------------------------------------------------------------------------
98-36898          Printed circuit board for semiconductor package for preventing        S.J. Kim         98/9/8
                  static electricity
----------------------------------------------------------------------------------------------------------------------------------
98-37201          Semiconductor device                                                  S.G. Lee         98/9/9
----------------------------------------------------------------------------------------------------------------------------------
98-37202          Semiconductor device                                                  S.G. Lee         98/9/9
----------------------------------------------------------------------------------------------------------------------------------
98-37203          Molding device of ball grid array semiconductor using a carrier frame
----------------------------------------------------------------------------------------------------------------------------------
98-17327          Method for controlling height of bonding block of did bonder          S.J. Kim         98/9/11
----------------------------------------------------------------------------------------------------------------------------------
98-17328          Structure dispenser of resin injection apparatus                      G.H. Lee         98/9/11
----------------------------------------------------------------------------------------------------------------------------------
98-17505          Marking device for the lead frame of semiconductor packages           B.S. Chung       98/9/15
----------------------------------------------------------------------------------------------------------------------------------
98-17506          Inspection jig for the strip of semiconductor packages                S.J. Kim         98/9/15
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
98-19770          Carrier frame structure for semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
98-19771          Carrier frame structure for semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
98-37969          Lead frame structure of semiconductor packages                        Y.H. Choi        98/9/15
----------------------------------------------------------------------------------------------------------------------------------
98-38052          A method for ascer taining wire bonding state of semiconductor        C.S. Seo         98/9/15
                  package
----------------------------------------------------------------------------------------------------------------------------------
98-38258          A method for preventing short of bonding wire between bonding         C.H. Woo         98/9/16
                  pad and lead finger
----------------------------------------------------------------------------------------------------------------------------------
98-38475          Singulation method of ball grid array semiconductor package           K.W. Lee         98/9/17
                  using flexible circuit board strip
----------------------------------------------------------------------------------------------------------------------------------
98-18090          Semiconductor package                                                 S.H Ruy          98/9/22
----------------------------------------------------------------------------------------------------------------------------------
98-39241          Mold structure and method for marking COO mark of semiconductor       E.H. Pyo         98/9/22
                  package using the mold structure
----------------------------------------------------------------------------------------------------------------------------------
98-40125          Micro ball grid array semiconductor package                           J.H. Lee         98/9/26
----------------------------------------------------------------------------------------------------------------------------------
98-46563          Manufacturing method of circuit board sheet for semiconductor         Y.G. Park        98/10/31
                  package
----------------------------------------------------------------------------------------------------------------------------------
98-46564          Semiconductor device                                                  I.K. Shim        98/10/31
----------------------------------------------------------------------------------------------------------------------------------
98-46565          Semiconductor device                                                  I.K. Shim        98/10/31
----------------------------------------------------------------------------------------------------------------------------------
98-46566          Molding method of semiconductor device                                I.K. Shim        98/10/31
----------------------------------------------------------------------------------------------------------------------------------
98-46567          Manufacturing method of semiconductor package                         B.J. Han         98/10/31
----------------------------------------------------------------------------------------------------------------------------------
98-46568          Semiconductor Package                                                 Y.G. Park        98/10/31
----------------------------------------------------------------------------------------------------------------------------------
98-46569          Manufacturing method of semiconductor package                         B.J. Han         98/10/31
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
98-46570          Manufacturing method of semiconductor package                         B.J. Han         98/10/31
----------------------------------------------------------------------------------------------------------------------------------
98-46571          Manufacturing method of semiconductor package                         B.J. Han         98/10/31
----------------------------------------------------------------------------------------------------------------------------------
98-46572          Semiconductor device                                                  I.K. Shim        98/10/31
----------------------------------------------------------------------------------------------------------------------------------
98-46573          Semiconductor device and its manufacturing method                     I.K. Shim        98/10/31
----------------------------------------------------------------------------------------------------------------------------------
98-46574          Semiconductor package and its manufacturing method                    C.K. Park        98/10/31
----------------------------------------------------------------------------------------------------------------------------------
98-46847          Manufacturing method and device for semiconductor packages            S.H. Kim         98/11/2
----------------------------------------------------------------------------------------------------------------------------------
98-21474          Equipment for fabricating semiconductor package                       S.G. Kim         98/11/5
----------------------------------------------------------------------------------------------------------------------------------
98-21475          Equipment for fabricating semiconductor package                       K.N. Kim         98/11/5
----------------------------------------------------------------------------------------------------------------------------------
98-21866          Substrate structure for semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
98-47393          Equipment for fabricating semiconductor package                       J.H. Yoon        98/11/5
----------------------------------------------------------------------------------------------------------------------------------
98-47394          Equipment for fabricating semiconductor package                       S.B. Na          98/11/5
----------------------------------------------------------------------------------------------------------------------------------
98-47395          Method for fabricating semiconductor package                          K.N. Kim         98/11/5
----------------------------------------------------------------------------------------------------------------------------------
98-47396          Equipment for fabricating semiconductor package                       Y.K. Kwak        98/11/5
----------------------------------------------------------------------------------------------------------------------------------
98-21568          Substrate for semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
98-21569          Structure of flexibility substrate for semiconductor packages         S.H. Ha          98/11/6
----------------------------------------------------------------------------------------------------------------------------------
98-47553          Equipment for fabricating semiconductor package                       Y.Y. Cho         98/11/6
----------------------------------------------------------------------------------------------------------------------------------
98-21866          Substrate structure for semiconductor packages                        I.G. Han         98/11/11
----------------------------------------------------------------------------------------------------------------------------------
98-21867          Sawing wheel for wafer cutting                                        J.Y. Chung       98/11/11
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
98-48927          Structure of flexibility substrate for semiconductor packages         D.S. You         98/11/14
----------------------------------------------------------------------------------------------------------------------------------
98-48928          Semiconductor packages and manufacturing method of it                 Chowdhury, Asif  98/11/14
----------------------------------------------------------------------------------------------------------------------------------
98-48929          Flexible substrate structure and semiconductor packages and           S.H. Lee         98/11/14
                  manufacturing method with the structure
----------------------------------------------------------------------------------------------------------------------------------
98-49057          Substrate structure and manufacturing for semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
98-49058          Substrate structure and manufacturing method for semiconductor        D.H. Park        98/11/16
                  packages
----------------------------------------------------------------------------------------------------------------------------------
98-49059          Substrate structure and manufacturing method for semiconductor        D.H. Park        98/11/16
                  packages
----------------------------------------------------------------------------------------------------------------------------------
98-49060          Strip with display parts and semiconductor packages with the strip    S.S. Cha         98/11/16
----------------------------------------------------------------------------------------------------------------------------------
98-22488          Structure of flexibility substrate for semiconductor packages         S.H. Ha          98/11/18
----------------------------------------------------------------------------------------------------------------------------------
98-49887          Semiconductor packages and manufacturing method of it                 C.S. Han         98/11/20
----------------------------------------------------------------------------------------------------------------------------------
98-21618          Semiconductor package manufacturing apparatus                         G.H. Lee         98/11/7
----------------------------------------------------------------------------------------------------------------------------------
98-21619          Semiconductor package manufacturing apparatus                         G.H. Lee         98/11/7
----------------------------------------------------------------------------------------------------------------------------------
98-21620          Semiconductor package manufacturing apparatus                         H.D. Lee         98/11/7
----------------------------------------------------------------------------------------------------------------------------------
98-21621          Semiconductor package manufacturing apparatus                         C.H. Ko          98/11/7
----------------------------------------------------------------------------------------------------------------------------------
98-21622          Semiconductor package manufacturing apparatus                         M.H. Park        98/11/7
----------------------------------------------------------------------------------------------------------------------------------
98-21623          Semiconductor package manufacturing apparatus                         S.W. Lee         98/11/7
----------------------------------------------------------------------------------------------------------------------------------
98-21624          Semiconductor package manufacturing apparatus                         C.H. Ko          98/11/7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
98-47878          Method for fabricating semiconductor package                          E.H. Pyo         98/11/9
----------------------------------------------------------------------------------------------------------------------------------
98-47798          A flexible film for semiconductor packges
----------------------------------------------------------------------------------------------------------------------------------
98-48046          Semiconductor package and its manufacturing method                    D.H. Park        98/11/10
----------------------------------------------------------------------------------------------------------------------------------
98-48047          Semiconductor package                                                 B.Y. Min         98/11/10
----------------------------------------------------------------------------------------------------------------------------------
98-48048          Printed circuit board and manufacturing method of printed circuit     B.Y. Min         98/11/10
                  board and semiconductor package using the printed circuit board
----------------------------------------------------------------------------------------------------------------------------------
98-49323          Circuit tape for ball grid array semiconductor package
----------------------------------------------------------------------------------------------------------------------------------
98-52923          Manufacturing method of semiconductor package                         Y.Y. Cho         98/12/3
----------------------------------------------------------------------------------------------------------------------------------
98-52924          Manufacturing method of semiconductor package                         J.H. Lee         98/12/3
----------------------------------------------------------------------------------------------------------------------------------
98-54095          Method for fabricating semiconductor package                          S.H. Lee         98/12/10
----------------------------------------------------------------------------------------------------------------------------------
98-54999          Wire bonding method of semiconductor device                           S.H. Kim         98/12/15
----------------------------------------------------------------------------------------------------------------------------------
98-25418          Flexible circuit board and semiconductor packages using it            I.G. Han         98/12/17
----------------------------------------------------------------------------------------------------------------------------------
98-25419          Flexible circuit board structure for semiconductor package            J.E. Hong        98/12/17
----------------------------------------------------------------------------------------------------------------------------------
98-55910          Semiconductor package                                                 C.H. Woo         98/12/17
----------------------------------------------------------------------------------------------------------------------------------
98-55911          Semiconductor package and its manufacturing method                    S.H. Kim(2)      98/12/17
----------------------------------------------------------------------------------------------------------------------------------
96-01240          Method of manufacturing chip size semiconductor package               Y.S. Yoon        96/1/22
----------------------------------------------------------------------------------------------------------------------------------
98-63124          Semiconductor package                                                 E.S. Sohn        98/12/31
----------------------------------------------------------------------------------------------------------------------------------
98-63125          Semiconductor package                                                 S.H. Lee         98/12/31
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
98-63126          Semiconductor package                                                 J.H. Lee         98/12/31
----------------------------------------------------------------------------------------------------------------------------------
98-63127          Semiconductor package                                                 D.S. You         98/12/31
----------------------------------------------------------------------------------------------------------------------------------
98-63822          Semiconductor package and its manufacturing method                    J.Y. Chung       98/12/31
----------------------------------------------------------------------------------------------------------------------------------
98-27353          Circuit tape for semiconductor device                                 J.H. Yoon        98/12/29
----------------------------------------------------------------------------------------------------------------------------------
98-60454          Manufacturing apparatus of semiconductor device and punching          J.H. Yoon        98/12/29
                  method
----------------------------------------------------------------------------------------------------------------------------------
98-60456          Wire for semiconductor device                                         J.S. Kwak        98/12/29
----------------------------------------------------------------------------------------------------------------------------------
98-62596          Lamination method of semiconductor device and manufacturing           I.K. Shim        98/12/30
                  apparatus
----------------------------------------------------------------------------------------------------------------------------------
98-62597          Test apparatus of semiconductor package and its test method           Y.C. Cho         98/12/30
----------------------------------------------------------------------------------------------------------------------------------
98-28225          Wire bonding inspection system for manufacturing semiconductor        S.H. Jang        98/12/31
                  package
----------------------------------------------------------------------------------------------------------------------------------
98-28226          Inspection apparatus of semiconductor device                          G.H. Lee         98/12/31
----------------------------------------------------------------------------------------------------------------------------------
98-58837          Device for fabricating semiconductor package                          S.J. Kim         98/12/26
----------------------------------------------------------------------------------------------------------------------------------
98-58838          Method for fabricating semiconductor package                          S.H. Kim         98/12/26
----------------------------------------------------------------------------------------------------------------------------------
98-59607          PCB board                                                             S.J. Kim         98/12/28
----------------------------------------------------------------------------------------------------------------------------------
98-60431          Structure for mold die in fabrication of semiconductor package        D.J. Kim         98/12/29
----------------------------------------------------------------------------------------------------------------------------------
98-60432          Lead frame and semiconductor package with such lead frame             Y.S. Lee         98/12/29
----------------------------------------------------------------------------------------------------------------------------------
98-60433          Semiconductor package and method for fabricating the same             I.G. Han         98/12/29
----------------------------------------------------------------------------------------------------------------------------------
98-27790          Carrier frame for semiconductor packages                              D.S. You         98/12/29
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
98-27791          Wire bonder capillary                                                 J.Y. Chung       98/12/30
----------------------------------------------------------------------------------------------------------------------------------
98-27792          Lead frame for semiconductor packages                                 J.Y. Ha          98/12/30
----------------------------------------------------------------------------------------------------------------------------------
98-27793          Magazine for semiconductor packages                                   C.Y. Jang        98/12/30
----------------------------------------------------------------------------------------------------------------------------------
98-61607          Structure of semiconductor package                                    D.S. You         98/12/30
----------------------------------------------------------------------------------------------------------------------------------
98-61608          Structure of semiconductor package                                    Y.S. Lee         98/12/30
----------------------------------------------------------------------------------------------------------------------------------
98-61609          A substrate structure and earthing method for semiconductor           S.J. Kim         98/12/30
                  packages
----------------------------------------------------------------------------------------------------------------------------------
98-61610          Semiconductor packages and manufacturing method of it                 T.B. Jung        98/12/30
----------------------------------------------------------------------------------------------------------------------------------
98-61611          Cull gripper with output transfer arms of auto molding system         J.U. An          98/12/30
                  for semiconductor packages
----------------------------------------------------------------------------------------------------------------------------------
98-61612          A substrate structure and earthing method for semiconductor packages  S.H. Ha          98/12/30
----------------------------------------------------------------------------------------------------------------------------------



Exhibit E, Continued

II. Japanese Patents and Applications

------------------------------------------------------------------------------------------------------------------------------------
APPL NO       TITLE                        INVENTOR(S)            FILE DATE    PRIORITY    PRIORITY DATE    PATENT NO    ISSUE DATE
------------------------------------------------------------------------------------------------------------------------------------
6-159039      Mold runner removal          Young Wook Heo/        94-7-11      93-15985     3-08-18
              from a substrate-based       Il Kwon Shim/
              packaged electronic          Bruce J. Freyman/
              device                       John Briar
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6-297411      Method and device for        Goo Lee                96-10-11     93-25829/   93-11-30/        2742514      98-1-30
              molding of intergrated                                           94-22439/   94-09-07/
              circuit package (Method)                                         94-22625    94-09-07
------------------------------------------------------------------------------------------------------------------------------------
6-198341      BGA semiconductor package    Young Wook Heo/        96-8-25      94-2982      /19/93
                                           Il Kwon Shim
------------------------------------------------------------------------------------------------------------------------------------
7-153209      Method of reducing           Jae Dong Kim           95-6-20      94-5635/    94-03-21/        2622104      97-4-4
              delamination between a                                           94-15873    94-07-02
              lead frame and molding
              compound
------------------------------------------------------------------------------------------------------------------------------------
7-148910      Copper-oxide filled          Choul Woll Kwak        95-6-15      94-13647     4-06-16         2706227      97-10-9
              polymer die attach
              adhesive composition
              for semiconductor
              package
------------------------------------------------------------------------------------------------------------------------------------
7-153689      Heat spreader suitable for   Myung Jun Lee          95-6-20      94-14028    94-06-21         2592587      96-12-10
              commonly used semiconductor
              packages having different
              pad sizes
------------------------------------------------------------------------------------------------------------------------------------
7-220236      Semiconductor leadframe      Won Sun Shin           95-8-29      94-21610/   94-08-30/        2820645
              having connection bar                                            94-26326/   94-10-10/
              and guide rings                                                  94-25861    94-10-10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
7-241960      Method for checking wire     Young Wook Heo/        95-9-20      94-24280    94-08-27         2703204      97-10-3
              bonding result of BGA        Dong Sin Youm
              package
------------------------------------------------------------------------------------------------------------------------------------
7-345711      Chip mounting plate          Youn Cheol Yoo/        95-12-12     94-33994/    4-12-14/        2767404      4/10/98
              construction of lead         Hee Yeoul Yoo/                      94-37168    94-12-27
              frame for semiconductor      Jeong Lee/
              package                      Doo Hyun Park/
                                           In Gyu Han
------------------------------------------------------------------------------------------------------------------------------------
7-346366      Semiconductor package        Won Sun Shin/          95-12-12     94-34663     4-12-16         2660504      97-6-13
              with intergral heat          Byung Tae Do
              dissipator
------------------------------------------------------------------------------------------------------------------------------------
7-352582      Ball grid array              Il Kwon Shim/          95-12-28     95-19582    95-07-05         2887144
              semiconductor packages       Young Wook Heo
              with improved heat
              dissipation and
              dehumidification effect
------------------------------------------------------------------------------------------------------------------------------------
7-352583      BGA semiconductor package    Il Kwon Shim           95-12-28     95-25172      /16/95         2727435      97-12-12
              having exposed heat sink
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
8-241010      Heat sink-interated          Won Sun Shin           95-8-26      95-28771     5-09-04         Notice of Allowance
              semiconductor package
              with double encapsulating
              parts and method for
              fabricating the same
------------------------------------------------------------------------------------------------------------------------------------
8-302542      Printed circuit board        Sun Ho Ha/             96-10-28     95-37513     5-10-27         Notice of
              having epoxy barrier         Young Wook Heo                                                   Allowance
              around a throughout slot
              and ball grid array
              semiconductor package
------------------------------------------------------------------------------------------------------------------------------------
8-182798      Ball grid array              Il Kwon Shim/          96-6-24      95-41438     5-11-15         2881575
              semiconductor package        Young Wook Heo
              with ring-type heat sink
------------------------------------------------------------------------------------------------------------------------------------
8-320732      Semiconductor package        Won Sun Shin/          96-11-15     95-41844/    5-11-17/
              provided with heatsink       Won Kyun Lee                        95-44554    95-11-29
              and surface treating
              method for such a
              heat sink
------------------------------------------------------------------------------------------------------------------------------------
8-182799      Unit printed circuit board   Il Kwon Shim/          96-6-24      95-41846     5-11-17         Notice of
              carrier frame for ball       Young Wook Heo                                                   Allowance
              grid array semiconductor
              package and method for
              fabricating ball grid
              array semiconductor
              packages using the same
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
8-243997      Process for bonding          Seong Min Seo/         96-8-28      95-42561     5-11-21         2727443      97-12-12
              semiconductor chip           Jae Hwan Song
------------------------------------------------------------------------------------------------------------------------------------
8-354355      Semiconductor chip scale     Young Wook Heo         96-12-19     95-54765     5-12-12
              package and method of
              producing such
------------------------------------------------------------------------------------------------------------------------------------
8-358683      Semiconductor package        Kil Bum Kim/           96-12-27     95-58806     5-12-27         2779789      98-5-15
              lead frame with stress       Young Seok Jung
              absorbing means on
              fused leads
------------------------------------------------------------------------------------------------------------------------------------
8-255585      Wafer map conversion         Chee Jung Song         96-9-5       96-05343     2/29/96
              method
------------------------------------------------------------------------------------------------------------------------------------
9-19725       Method of producing BGA      Il Kwon Shim/          97-1-17      96-05345     2/29/96         Notice of
              semiconductor package        Young Wook Heo                                                   Allowance
              metal carrier frame and
              BGA package produced by
              such method
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
9-23144       Method of forming chip       Young Wook Heo         97-1-22      96-06302/    6-03-11
              bumps of bumps chip                                              96-06303
              scale semiconductor
              package such package
              and chip bump
------------------------------------------------------------------------------------------------------------------------------------
9-98041       Solder Ball land metal       Moo Eun Lee            97-3-31      96-09778     6-04-01         2860648
              structure of ball grid
              array semiconductor
              package
------------------------------------------------------------------------------------------------------------------------------------
9-24274       Grid array type lead         Won Sun Shin/          97-1-23      96-22897/   96-06-21
              frame and lead end grid      Byung Joon Han/                     96-22898/
              array semiconductor          Ju Hoon Yoon/                       96-22899
              package employing the        Sung Bum Kwak/
              same                         In Gyu Han
------------------------------------------------------------------------------------------------------------------------------------
8-353644      Semiconductor package        Byung Joon Han/        96-12-17     96-22901    96-06-21         2860646
              and method for fabricating   Young Wook Heo
              the same
------------------------------------------------------------------------------------------------------------------------------------
9-275281      Mold for ball grid array     Young Yeop Moon        97-9-22      96-41469/    6-09-21/
              semiconductor package                                            70/71/72/    96-11-28
                                                                               96-58810/
                                                                               11/15/16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
9-289089      Semiconductor package        Seon Goo Lee           97-10-6      96-43843/   96-10-04/96-10-18
              having light, thin                                               96-46656
              simple and compact
              structure
------------------------------------------------------------------------------------------------------------------------------------
9-304957      Method for reproducing       Sun Ho Ha/             97-10-20     96-46948     6-10-19         2860651
              printed circuit boards for   Young Wook Heo/
              semiconductor packages       Byung Joon Han
              including poor quality
              printed circuit board
              units and method for
              fabricating semiconductor
              packages using the
              reproduced printed
              circuit boards
------------------------------------------------------------------------------------------------------------------------------------
9-228831      Method for marking poor      Young Wook Heo/        97-8-11      96-62305     6-12-06
              quality printed              Il Kwon Shim
              circuit board units of
              printed circuit board
              strip for semiconductor
              packages and the printed
              circuit board strip
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
9-368681      Alumina-silicon carbide      Seok Ho Na              97-12-26    96-77897     6-12-30
              nanocomposite for ball
              bonding capillaries
              of wire bonding device
              and method of
              manufacturing such
------------------------------------------------------------------------------------------------------------------------------------
9-233372      Ball grid array              Il Kwon Shim/          97-8-14      96-77898/    6-12-30/97-02-14
              semiconductor package        Young Wook Heo/                     96-77899/
              with solder balls fused      Robert Frarcis                      97-04430
              on printed circuit board     Darveaux
              and method for fabricating
              the same
------------------------------------------------------------------------------------------------------------------------------------
9-159227      Flexible circuit for ball    Il Kwon Shim/          97-6-2       96-77900/    6-12-30
              grid array semiconductor     Young Wook Heo/                     96-77901/
              package                      Robert Frarcis                      96-77902
                                           Darveaux
------------------------------------------------------------------------------------------------------------------------------------
9-368625      Circuit board with           Joong Ho Cho/          97-12-29     96-77919     2/30/96
              eye-shaped internal          Young Seok Chung/
              circuit tip alignment        Kyung Sook Choi
              structure for mounting
              electronic components
------------------------------------------------------------------------------------------------------------------------------------
10-30663      Method of manufacturing      Il Kwon Shim/          98-1-28      97-02504      /28/97         Notice of
              ball grid array              Sun Ho Ha                                                        Allowance
              semiconductor package
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
10-51459      Circuit board                Sang Suk Cha           98-2-17      97-04656      /17/97

------------------------------------------------------------------------------------------------------------------------------------
10-58942      Mothod of fobricating        Young Wook Heo         98-2-24      97-06063      /26/97
              semiconductor package
------------------------------------------------------------------------------------------------------------------------------------
10-334667     Method of molding BGA        SungJin Kim            98-11-25     98-19303,   98-05-27/98-09-08
              Semiconductor PKG                                                19304,
                                                                               36897,36898
------------------------------------------------------------------------------------------------------------------------------------
10-346145     PCB for grounding            SungJin Kim            98-11-27     97-64125     1/28/97
              BGA Semiconductor PKG
------------------------------------------------------------------------------------------------------------------------------------
11-68670      Semiconductor Package        SeonGoo Lee            99-3-15      98-12364      /8/98
------------------------------------------------------------------------------------------------------------------------------------

III. United States Patents and Applications

-------------------------------------------------------------------------------------------------------------------------
APPL NO       TITLE                        INVENTOR(S)            FILE DATE    PRIORITY    PRIORITY DATE    ASSIGNEE
-------------------------------------------------------------------------------------------------------------------------
08/349237     Method and device for        Goo Lee                94-10-5      93-25829/   93-11-30/        Anam & Amkor
              molding of intergrated                                           94-22439/   94-09-07/
              circuit package(Device)                                          94-22625    94-09-07
-------------------------------------------------------------------------------------------------------------------------
08/485936     Copper-oxide filled          Choul Woll Kwak        95-6-7       94-13647    94-06-16         Anam & Amkor
              polymer die attach
              adhesive composition
              for semiconductorpackage
-------------------------------------------------------------------------------------------------------------------------
08/530558     Method for checking wire     Young Wook Heo/        95-9-19      94-24280    94-08-27         Anam & Amkor
              bonding result of BGA        Dong Sin Youm
              package
-------------------------------------------------------------------------------------------------------------------------
08/588172     Ball grid array              Il Kwon Shim/          96-1-18      95-19582    95-07-05         Anam & Amkor
              semiconductor packages       Young Wook Heo
              with improved heat
              dissipation and
              dehumidification effect
-------------------------------------------------------------------------------------------------------------------------
08/570849     Bonding method for           Seong Min Seo/         95-12-12     95-28772    95-0904          Anam & Amkor
              semiconductor                Sunk Ju Jang
-------------------------------------------------------------------------------------------------------------------------
08/736107     Printed circuit board        Sun Ho Ha/             96-10-24     95-37513    95-10-27         Anam & Amkor
              having epoxy barrier         Young Wook Heo
              around a throughout slot
              and ball grid array
              semiconductor package
-------------------------------------------------------------------------------------------------------------------------
08/749578     Process for bonding          Seong Min Seo/         96-11-14     95-42561    95-11-21         Anam & Amkor
              semiconductor chip           Jae Hwan Song
-------------------------------------------------------------------------------------------------------------------------
08/704477     Wafer map conversion method  Chee Jung Song         96-8-28      96-05343    96-12-29         Anam & Amkor
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
08/775839     Grid array type lead         Won Sun Shin/          96-12-31     96-22897/   96-06-21         Anam & Amkor
              frame and lead end grid      Byung Joon Han/                     96-22898/
              array semiconductor          Ju Hoon Yoon/                       96-22899
              package employing the        Sung Bum Kwak/
              same                         In Gyu Han
-------------------------------------------------------------------------------------------------------------------------
08/763605     Semiconductor package        Byung Joon Han/        96-12-11     96-22901    96-06-21         Anam & Amkor
              and method for fabricating   Young Wook Heo
              the same
-------------------------------------------------------------------------------------------------------------------------
09/008552     Semiconductor package        Byung Joon Han/        98-1-16      96-22901    96-06-21         Anam & Amkor
              and method for fabrication   Young Wook Heo
              the same
-------------------------------------------------------------------------------------------------------------------------
08/915077     Ball grid array              Il Kwon Shim/          97-8-20      96-77898/   96-12-30/        Anam & Amkor
              semiconductor package with   Young Wook Heo/                     96-77899/   97-02-14
              solder balls fused on        Robert Frarcis                      97-04430
              printed circuit board        Darveaux
              and method for fabricating
              the same
-------------------------------------------------------------------------------------------------------------------------
08/883541     Flexible circuit for         Il Kwon Shim/          97-6-25      96-77900/   96-12-30         Anam & Amkor
              ball grid array              Young Wook Heo/                     96-77901/
              semiconductor package        Robert Frarcis                      96-77902
                                           Darveaux
-------------------------------------------------------------------------------------------------------------------------
09/013330     Method of manufacturing      Il Kwon Shim/          98-1-26      97-02504     1/28/97         Anam & Amkor
              ball grid array              Sun Ho Ha/
              semiconductor package        Robert Frarcis
                                           Darveaux
-------------------------------------------------------------------------------------------------------------------------
09/024940     Method of fabricating        Young Wook Heo         98-2-17      97-06063     2/26/97         Anam & Amkor
              semiconductor package
-------------------------------------------------------------------------------------------------------------------------